Rule 497(c)
                                                      Registration  No. 33-75340


GUINNESS FLIGHT

PROSPECTUS April 28, 1998





               ASIA BLUE CHIP FUND

               ASIA SMALL CAP FUND

               CHINA & HONG KONG FUND

               MAINLAND CHINA FUND

               GLOBAL GOVERNMENT BOND FUND

Please read this prospectus before investing. It is designed to provide you with information and to help you decide if the goals of the Guinness Flight Asia Blue Chip Fund, Guinness Flight Asia Small Cap Fund, Guinness Flight China & Hong
Kong Fund, Guinness Flight Mainland China Fund, or the Guinness Flight Global Government Bond Fund match your own. It should be retained for future reference. A Statement of Additional Information, dated April 29, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling the Funds at 1-800-915-6565.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Summary............................................... 4

Summary of The  Funds' Expenses....................... 6

Financial Highlights...................................8

Investment Objectives,  Programs and Limitations......14

Investment Strategies,  Policies and Risks............19

Risk Considerations.................................. 21

Performance.......................................... 26

The Funds' Management................................ 26

How to Purchase Shares............................... 30

How to Redeem Shares................................. 33

Shareholder Services................................. 36

Determination of  Net Asset Value.................... 38

Dividends, Distributions  and Tax Matters............ 38

About the Funds...................................... 41

General Information.................................. 41


GUINNESS FLIGHT ASIA BLUE CHIP FUND

The "Asia Blue Chip Fund's" investment objective is long-term capital appreciation through investments in equity securities of well established and sizable companies located in the Asian continent. In pursuit of its investment objective, the Asia Blue Chip Fund intends to invest 65% to 100% of its total assets in a portfolio of "blue chip" companies traded primarily on the markets of the Asian continent. For the purposes of this Fund, the Investment Adviser has defined a "blue chip" company to be a company that has a market capitalization of at least $1 billion and a reputation for quality and wide acceptance of its products or services, as well as a strong history of profitability.

Generally, the Asian continent includes the relatively more developed markets of Hong Kong, Singapore, Malaysia, and Thailand, as well as the relatively less developed and emerging markets of Korea and Taiwan in North Asia; of China; of Indonesia, the Philippines, and Vietnam in the ASEAN region; and of India,
Pakistan, Sri Lanka, and Bangladesh in East Asia. Under normal market conditions, the Asia Blue Chip Fund will invest in a minimum of four countries. An investment in this Fund may be more volatile than an investment in a fund which invests only in U.S. "blue chip" companies. See "Investment Objectives, Programs and Limitations," for a more detailed discussion.

GUINNESS FLIGHT ASIA SMALL CAP FUND

The "Asia Small Cap Fund's" investment objective is long-term capital appreciation through investments in equity securities of smaller capitalization issuers located in the Asian continent. In pursuit of its investment objective, the Asia Small Cap Fund intends to invest 65% to 100% of its total assets in a portfolio of equity securities of companies traded primarily on the markets of the Asian continent that have a market capitalization of no more than $1 billion.

Generally, the Asian continent includes the relatively more developed markets of Hong Kong, Singapore, Malaysia, and Thailand, as well as the relatively less developed and emerging markets of Korea and Taiwan in North Asia; of China; of

Indonesia, the Philippines, and Vietnam in the ASEAN region; and of India, Pakistan, Sri Lanka and Bangladesh in East Asia. Under normal market conditions, the Asia Small Cap Fund will invest in a minimum of four countries. See "Investment Objectives, Programs and Limitations," for a more detailed discussion.

GUINNESS FLIGHT CHINA & HONG KONG FUND

The "China & Hong Kong Fund" seeks to provide investors with long- term capital growth through investments in securities of China and Hong Kong. Under normal conditions, 85% to 100% of the China & Hong Kong Fund's total assets will be invested in equity securities primarily traded in the markets of China and Hong Kong or in equity securities of companies that derive a substantial portion of their revenues from business activities with or in China and/or Hong Kong, but which are listed on major exchanges elsewhere (e.g., London, New York, Singapore, and Australia). To date, a majority of the securities held by the China & Hong Kong Fund have been listed in Hong Kong. See "Investment Objectives, Programs and Limitations," for a more detailed discussion.

GUINNESS FLIGHT MAINLAND CHINA FUND

The  "Mainland  China  Fund's"   investment   objective  is  long-term   capital
appreciation through investments in equity securities of companies which are located in Mainland China and in companies located outside Mainland China which have a significant part of their interests in China. In pursuit of its investment objective, the Fund as a non-fundamental policy intends to invest 65% to 100% of its total assets in a portfolio of equity securities of companies which have "B" shares listed in Shanghai or Shenzhen, "H" shares listed in Hong Kong, shares listed in Hong Kong and are controlled by Chinese corporations (commonly referred to as "Red Chips"), and "N" shares listed in New York (collectively, "Mainland China Companies"). The Fund does not intend to make equity investments in companies other than Mainland China Companies, except where such companies are either Hong Kong registered companies or are companies registered elsewhere that have a material exposure either directly or indirectly to markets or economic developments in Mainland China. See "Investment Objectives, Programs and Limitations," for a more detailed discussion.

GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

The "Global Government Bond Fund" intends to provide investors with both current income and capital appreciation. The Global Government Bond Fund will invest in the debt instruments of governments throughout the world. See "Investment Objectives, Programs and Limitations," for a more detailed discussion.

SUMMARY

THE FUNDS. Guinness Flight Investment Funds (the "Guinness Flight Funds") is a Delaware business trust organized as an open-end, series, management investment company. Currently, the Guinness Flight Funds offer five separate series portfolios:

Guinness Flight Asia Blue Chip Fund (the "Asia Blue Chip Fund"), Guinness Flight Asia Small Cap Fund (the "Asia Small Cap Fund"), Guinness Flight China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Flight Mainland China Fund (the "Mainland China Fund"), and Guinness Flight Global Government Bond Fund (the "Global Government Bond Fund")(collectively, the "Funds"), each of which pursues unique investment strategies.


RISK CONSIDERATIONS. An investor should be aware that there are risks associated with certain investment techniques and strategies employed by the Funds, including those relating to investments in foreign securities. Such risks include, among others, currency fluctuations, expropriation, confiscation, diplomatic developments, and social instability. Each Fund's net asset value per share can be expected to fluctuate. Accordingly, investors should consider an investment in a Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Strategies, Policies and Risks" and "Other Risk Considerations."


THE INVESTMENT ADVISER. Guinness Flight Investment Management Limited ("Guinness Flight") serves as the Funds' investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, Guinness Flight supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. As compensation for these services, Guinness Flight receives a fee based on the Funds' average daily net assets. See "The Funds' Management ."


PURCHASING SHARES. Shares of the Funds are offered by this Prospectus at net asset value. The Mainland China Fund will cease offering its shares to new investors when the net assets of the Fund exceed $50 million. Existing Mainland China Fund investors, however, may continue to purchase shares of the Fund on or after such time. The minimum investment in the Funds is as follows:


                                                                       Minimum
Type of Account                                                     Investment

Regular-new investor                                                    $2,500

Regular-shareholder purchasing another  Guinness Flight Fund            $1,000

Retirement                                                              $1,000

Gift                                                                      $250

Pre-authorized investment  plan (initial and monthly investments)         $100

Additional  investment                                                    $250


The Funds may reduce or waive the minimum investment under certain conditions. See "How to Purchase Shares."

EXCHANGE PRIVILEGE. Shares of a Fund may be exchanged for shares of any other Fund, or for shares of the SSgA Money Market Fund, in the manner and subject to the policies set forth herein. See "Shareholder Services - Exchange Privilege."


REDEEMING SHARES. Shareholders may redeem all or a portion of their shares at net asset value . A redemption fee of 1.00% will be charged to any shareholder of the Asia Blue Chip Fund, Asia Small Cap Fund or China & Hong Kong Fund who redeems shares purchased less than 30 days prior to redemption, and a redemption fee of 2.00% will be charged to any shareholder of the Mainland China Fund who redeems shares purchased less than 60 days prior to redemption. Exchanges between the Funds or into the SSgA Money Market Fund are considered redemptions for purposes of the redemption fee. See "How to Redeem Shares" and "Redemption Fee."


DISTRIBUTIONS. The Asia Blue Chip Fund, Asia Small Cap Fund , China & Hong Kong Fund and Mainland China Fund declare and pay dividends from net investment income, if any, on a semi-annual basis. The Global Government Bond Fund declares and pays dividends monthly. In addition, the Funds make distributions of realized capital gains, if any, on a semi-annual basis. Dividends and distributions of the Funds may be paid directly to you by check, or reinvested in additional shares of the Funds, including, subject to certain conditions, in shares of a Fund other than the Fund making the distribution. See "Dividends, Distributions and Tax Matters."

SUMMARY OF THE FUNDS' EXPENSES


A. SHAREHOLDER TRANSACTION EXPENSES



                                                         Asia        Asia                                     Global
                                                         Blue       Small        China &      Mainland         Gov't
                                                         Chip         Cap      Hong Kong         China          Bond
                                                         ----         ---      ---------         -----          ----

Sales Charge Imposed on Purchases                        none        none           none          none          none

Sales Charge Imposed on Reinvested Dividends             none        none           none          none          none

Deferred Sales Charge Imposed on Redemptions             none        none           none          none          none

Redemption Fee                                         1.00%+      1.00%+         1.00%+        2.00%+          none

Exchange Fee                                             none        none           none          none          none

+     See "How to Redeem Shares - Redemption Fee."


B. ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)


                                                         Asia        Asia                                     Global
                                                         Blue       Small        China &      Mainland         Gov't
                                                         Chip         Cap      Hong Kong         China          Bond
                                                         ----         ---      ---------         -----          ----

Advisory Fee                                            1.00%       1.00%          1.00%         1.00%          .75%

Rule 12b-1 Fee                                           .00%        .00%           .00%          .00%          .00%

Other Expenses (after expense reimbursement)             .98%        .76%           .70%          .98%          .00%
                                                         ----        ----          -----          ----          ----
Total Fund Operating Expenses
(after expense reimbursement)                           1.98%       1.76%          1.70%         1.98%          .75%++


++ Guinness Flight has undertaken to cap Total Fund Operating Expenses at .75% for the Global Government Bond Fund by reimbursing the Fund for all "Other Expenses." The Global Government Bond Fund will notify its shareholders in writing at least 30 days prior to any adjustments to the cap on its Total Fund Operating Expenses.

C. EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT IN A FUND, ASSUMING (1) A 5% ANNUAL RETURN AND (2) FULL REDEMPTION AT THE END OF EACH TIME PERIOD:



                                                         Asia        Asia                                     Global
                                                         Blue       Small        China &      Mainland         Gov't
                                                         Chip         Cap      Hong Kong         China          Bond
                                                         ----         ---      ---------         -----          ----


One Year                                                  $20         $18            $17           $20            $8

Three Year                                                $62         $55            $54           $62           $24

Five Year                                                $107         $95            $92          $107           $42

Ten Year                                                 $231        $207           $201          $231           $93


EXPLANATION OF TABLE: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in a Fund would bear directly or indirectly.


A. SHAREHOLDER TRANSACTION EXPENSES represent charges paid when you purchase, redeem or exchange shares of a Fund. See "How to Purchase Shares," "How to Redeem Shares" and "Redemption Fee."


B. ANNUAL FUND OPERATING EXPENSES are based on a Fund's operating expenses for the current fiscal year. The Funds incur "other expenses" for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Guinness Flight or the Administrator may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Funds. To the extent that they should do so, either may seek repayment of such deferred fees or absorbed expenses after this practice is discontinued. However, no repayment will be made if the expense ratio of the Asia Blue Chip Fund, Asia Small Cap Fund, China & Hong Kong Fund, Mainland China Fund or the Global Government Bond Fund would exceed 1.98%, 1.98%, 1.98%, 1.98% and 0.75%, respectively. For the current year, the Asia Small Cap Fund repaid Guinness Flight for amounts it had absorbed during prior fiscal periods. Including such repayment, "other expenses" were .80% and "total fund operating expenses" were 1.80%. For the prior fiscal year, Guinness Flight absorbed some of the expenses of each of the funds except the China & Hong Kong Fund and Asia Small Cap Fund. If Guinness Flight had not absorbed such expenses, "other expenses" for the Asia Blue Chip, Mainland China Fund and Global Government Bond Fund would have been 3.41%, 1.69% and 2.40%, respectively and "total fund operating expenses" would have been 4.41%, 2.69% and 3.15%, respectively. See "The Funds' Management."

C. EXAMPLE OF EXPENSES. The hypothetical example illustrates the expenses associated with a $1,000 investment in a Fund over periods of one, three, five and ten years based on the estimated expenses in the above table and an assumed annual rate of return of 5%. The 5% return and expenses should not be considered indications of actual or expected Fund performance or expenses, both of which may vary.

FINANCIAL HIGHLIGHTS

The following tables set forth certain financial information with respect to a share outstanding for each of the Funds for the periods indicated. The following information has been audited by the Guinness Flight Fund's auditors. The unqualified report of Ernst & Young LLP, covering the fiscal year ended December 31, 1997 is incorporated by reference into the Statement of Additional Information, which may be obtained by calling 800-915-6565. The financial highlights should be read in conjunction with each Fund's audited financial statements for the periods indicated.

GUINNESS FLIGHT ASIA BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                            For the Year Ended       April 29, 1996* through
                                                                             December 31, 1997          December 31, 1996
                                                                             -----------------          -----------------

Net asset value, beginning of period                                                  $ 12.98                      $ 12.50
                                                                                     --------                      -------
 Income (loss) from investment operations:

   Net investment income                                                                 0.02                         0.00
   Net realized and unrealized gain (loss) on investments                              (4 .91)                        0.48
                                                                                  -------------                   --------
Total from investment operations                                                        (4.89)                        0.48
                                                                                   -----------                    --------
Less distributions:
   Dividends from net investment income                                                 (0.01)                        --
    Distributions from taxable net capital gains                                        (0.00)                        --
                                                                                     ---------                 ---------
Total distributions                                                                     (0.01)                        --
                                                                                     ---------                 ---------
Net asset value, end of period                                                         $ 8.08                      $ 12.98
                                                                                      =======                      =======
Total return                                                                           (37.68)%                       3.84%++

 Ratios/supplemental data:
Net assets, end of period (thousands)                                                $ 6, 917                      $ 3,687
Ratio of expenses to average net assets:
    Before expense reimbursement                                                         4.41%                        9.14%+
   After expense reimbursement                                                           1.98%                        1.98%+
Ratio of net investment income (loss) to average net assets:
    Before expense reimbursement                                                        (2.16)%                      (7.10)%+



   After expense reimbursement                                                           0.28%                        0.06%+
 Portfolio turnover rate                                                                34.69%                       10.97%
Average Commission Rate  Paid#                                                        $ 0 .0078                     $ 0.0190
BANK LOANS
Amount outstanding at end of period (000)                                               $ 0                           --
 Average amount of bank loans outstanding
   during the period (monthly average) (000)                                          $ 121                           --
Average number of shares outstanding
   during the period (monthly average) (000)                                            479                           --
Average amount of debt per share during the period                                     $ 0.25                         --


---------------------
*   Commencement of operations.
+   Annualized.
++   Not Annualized.
# A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

GUINNESS FLIGHT ASIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                            For the Year Ended       April 29, 1996* through
                                                                             December 31, 1997          December 31, 1996
                                                                             -----------------          -----------------

Net asset value, beginning of period                                                  $ 14.10                      $ 12.50
                                                                                     --------                      -------
 Income (loss) from investment operations:

   Net investment income                                                                 0.07                         0.02
   Net realized and unrealized gain (loss) on investments                              (4 .38)                        1.61
                                                                                  ------------                    --------
Total from investment operations                                                        (4.31)                        1.63
                                                                                   -----------                    --------
Less distributions:
   Dividends from net investment income                                                  --                          (0.02)
    Distributions  from taxable net capital gains                                       (0.01)                       (0.01)
   Return of Capital                                                                    (0.05)                          --
                                                                                    ----------                    --------
 Total distributions                                                                    (0.06)                       (0.03)
                                                                                     ---------                  -----------
Net asset value, end of period                                                         $ 9.73                      $ 14.10
                                                                                      =======                      =======
Total return                                                                           (30.77)%                      13.08%++

Ratios/supplemental data:
Net assets, end of period (thousands)                                               $ 108,478                     $ 50,868
Ratio of expenses to average net assets:
    Before expense reimbursement (recoupment)                                           1 .76%                        3.09%+
   After expense reimbursement (recoupment)                                              1.80%                        1.98%+
 Ratio of net investment income (loss) to average net assets:
    Before expense reimbursement  (recoupment)                                           0.53%                       (0.76)%+
   After expense reimbursement  (recoupment)                                             0.49%                        0.36%+
Portfolio turnover rate                                                                 52.33%                       21.91%
Average Commission Rate  Paid#                                                         $ 0.0029                     $ 0.0029


*   Commencement of operations.
+   Annualized.
++   Not Annualized.

# A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


GUINNESS FLIGHT CHINA & HONG KONG FUND
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                             For the Year          For the Year       For the Year      June 30, 1994*
                                                 Ended                Ended               Ended             through
                                           December 31, 1997    December 31, 1996  December 31,  1995  December 31, 1994
                                           -----------------    -----------------  ------------------  -----------------



Net asset value, beginning of period             $17.71              $13.64             $11.47           $12.50


Income (loss) from investment operations:
   Net investment income                           0.20                0.19               0.14             0.04

   Net realized and unrealized gain (loss)        (3.71)               4.43               2.20            (0.96)
    on investments                                ------             ------              ------           ------

Total from investment operations                  (3.51)               4.62               2.34            (0.92)

Less distributions:

   Dividends from net investment income           (0.20)              (0.19)             (0.14)           (0.04)
   Distributions from taxable net capital gains   (1.09)              (0.36)             (0.03)          (0 .07)
                                                  ------             -------            -------         --------

Total distributions                               (1.29)              (0.55)             (0.17)           (0.11)
                                                  ------             -------            -------         --------

Net asset value, end of period                    12.91              $17.71             $13.64           $11.47
                                                 ======              ======             ======           ======

Total return                                     (20.34)%             34.38%             20.45%           (7.74)% ++


Ratios/supplemental data:

Net assets, end of period (thousands)          $241,808            $311,521            $55,740           $2,287

Ratio of expenses to average net assets:

   Before expense reimbursement (recoupment)       1.70%               1.78%              3.02%**         19.92% +

   After expense reimbursement (recoupment)        1.70%               1.96%              1.98%            2.00% +

Ratio of net investment income to average net assets:

   Before expense reimbursement (recoupment)       1.18%               1.57%              0.49%          (17.15)% +

   After expense reimbursement (recoupment)        1.18%               1.39%              1.52%            0.78% +

Portfolio turnover rate                           53.62%              30.04%             10.89%           27.25%

Average Commission Rate Paid#                   $0.0052             $0.0070              -                -

BANK LOANS

Amount outstanding at end of period (000)         $0.00               $0.00              -                -

Average amount of bank loans outstanding during
   the period (monthly average) (000)            $2,305              $1,413

Average number of shares outstanding
   during the period (monthly average) (000)     16,944              11,419              -                -

Average amount of debt per share
 during the period                                $0.14               $0.12              -                -


*    Commencement of operations.

** Includes directly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the ratio of expenses to average net assets before "expense reimbursement" would have been 3.04%.

+    Annualized.

++   Not Annualized.

# For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commissions rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

GUINNESS FLIGHT MAINLAND CHINA
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                                         November 3, 1997*
                                                                                              through
                                                                                         December 31, 1997
                                                                                         -----------------
Net asset value, beginning of period                                                       $12.50

Income (loss) from investment operations:
  Net investment income                                                                      0.02
  Net realized and unrealized gain (loss) on investments                                    (0.71)
                                                                                           ------
Total from investment operations                                                            (0.69)

Less distributions:
  Dividends from net investment income                                                      (0.02)
Total distributions                                                                         (0.02)

Net asset value, end of period                                                             $11.79
                                                                                           ======
Total return                                                                                (5.50)%**

Ratios/supplemental data:
Net assets, end of period (thousands)                                                     $16,402
Ratio of expenses to average net assets:
  Before expense reimbursement                                                               2.69%+
  After expense reimbursement                                                                1.98%+
Ratio of net investment income to average net assets:
  Before expense reimbursement                                                               1.17%+
  After expense reimbursement                                                                1.88%+
Portfolio turnover rate                                                                      0.00%
Average Commission Rate Paid#                                                             $0.0021


*    Commencement of operations.

**   Not Annualized.

+    Annualized.


# A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                               For the Year         For the Year       For the Year       June 30, 1994*
                                                   Ended               Ended               Ended              through
                                             December 31, 1997   December 31, 1996  December 31,  1995   December 31, 1994
                                             -----------------   -----------------  ------------------   -----------------



Net asset value, beginning of period              $12.72              $12.77              $12.00              $12.50
                                                  ------              ------              ------              ------



Income (loss) from investment operations:

  Net investment income                             0.63                0.63                0.69                0.29

  Net realized and unrealized gain (loss) on
    investments                                    (0.29)              0 .13                1.01               (0.58)
                                                   ------             -------              ------              ------
Total from investment operations                    0.34                0.76                1.70               (0.29)
                                                   ------             -------              ------              ------

Less distributions:
  Dividends from net investment income             (0.49)              (0.69)              (0.65)              (0.21)
  Distributions from taxable net capital gains     (0.11)              (0.12)              (0.28)                  -
  Return of capital                                (0.09)                  -                   -                   -
                                                   ------              ------              ------              ------
Total distributions                                (0.69)              (0.81)              (0.93)              (0.21)
                                                   ------              ------              ------              ------

Net asset value, end of period                    $12.37              $12.72              $12.77              $12.00
                                                  ======              ======              ======              ======

Total return                                        2.87%               6.21%              14.49%              (2.33)%+

Ratios/supplemental data:
Net assets, end of period (thousands)            $10,016              $6,564              $1,153                $751
Ratio of expenses to average net assets:
  Before expense reimbursement                      3.15%               8.21%              21.52%**            40.78%+
  After expense reimbursement                       0.75%               1.31%               1.73%               1.75%+
Ratio of net investment income to average
 net assets:
  Before expense reimbursement                      2.67%              (1.76)%            (14.26)%            (34.18)%+
  After expense reimbursement                       5.07%               5.14%               5.53%               4.86%+
Portfolio turnover rate                           185.55              296.51%             202.54%              46.15%


+    Annualized.

++   Not Annualized.

*    Commencement of operations.

** Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the ratio of expenses to average net assets before expense reimbursement would have been 21.68%.

INVESTMENT OBJECTIVES, PROGRAMS AND LIMITATIONS


THE ASIA BLUE CHIP FUND. The Asia Blue Chip Fund's investment objective is long-term capital appreciation through investments in equity securities of well established and sizable companies located in the Asian continent. In pursuit of its investment objective, the Asia Blue Chip Fund intends to invest 65% to 100% of its total assets in a portfolio of "blue chip" companies traded primarily on the markets of the Asian continent. For purposes of this Fund, the Investment Adviser has defined a "blue chip" company to be a company that has a market capitalization of at least $1 billion and a reputation for quality and wide acceptance of its products or services, as well as a strong history of profitability. An investment in this Fund, however, may be more volatile than an investment in a fund which invests only in U.S "blue chip" companies.


Generally, the Asian continent includes the relatively more developed markets of Hong Kong, Singapore, Malaysia, and Thailand, as well as the relatively less developed and emerging markets of Korea and Taiwan in North Asia; of China; of


Indonesia, the Philippines, and Vietnam in the ASEAN region; and of India, Pakistan, Sri Lanka and Bangladesh in East Asia. Under normal market conditions, the Asia Blue Chip Fund will invest in a minimum of four countries. As a matter of fundamental policy, the Asia Blue Chip Fund will not invest more than 25% of its assets in the securities (other than U.S. Government securities) of issuers in any one industry, as defined by the Current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission.


Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; special classes of shares available only to foreign persons in markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks; and convertible investment grade instruments. In addition, the Asia Blue Chip Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets.


Notwithstanding the above information, the Asia Blue Chip Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, or high quality short-term money market instruments for temporary defensive purposes during periods that Guinness Flight considers to be unsuitable for the Fund's normal investment strategy. The Asia Blue Chip Fund may also purchase and sell stock index futures to hedge against equity markets on a temporary basis.


THE ASIA SMALL CAP FUND. The Asia Small Cap Fund's investment objective is long-term capital appreciation through investments in equity securities of smaller capitalization issuers located in the Asian continent. In pursuit of its investment objective, the Asia Small Cap Fund intends to invest 65% to 100% of its total assets in a portfolio of equity securities of companies traded
primarily   on  the  markets  of  the  Asian   continent   that  have  a  market
capitalization of no more than $1 billion. Generally, the Asian continent includes the relatively more developed markets of Hong Kong, Singapore, Malaysia, and Thailand, as well as the relatively less developed and emerging markets of Korea and Taiwan in North Asia; of China; of Indonesia, the Philippines, and Vietnam in the ASEAN region; and of India, Pakistan, Sri Lanka and Bangladesh in East Asia. Under normal market conditions, the Asia Small Cap Fund will invest in a minimum of four countries. As a matter of fundamental policy, the Asia Small Cap Fund will not invest more than 25% of its assets in the securities (other than U.S. Government securities) of issuers in any one industry, as defined by the Current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission.


Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; special classes of shares available only to foreign persons in markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks; and convertible investment grade instruments. In addition, the Asia Small Cap Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets.


Notwithstanding the above information, the Asia Small Cap Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, or high quality short-term money market instruments for temporary defensive purposes during periods that Guinness Flight considers to be unsuitable for the Fund's normal investment strategy. The Asia Small Cap Fund may also purchase and sell stock index futures to hedge against equity markets on a temporary basis.


THE CHINA & HONG KONG FUND. The China & Hong Kong Fund seeks to provide investors with long-term capital growth. Under normal market conditions, 85% to 100% of the China & Hong Kong Fund's total assets will be invested in equity securities primarily traded in the markets of China and Hong Kong or in equity securities of companies that derive a substantial portion of their revenues from business activities with or in China and/or Hong Kong, but which are listed on major exchanges elsewhere (e.g., London, New York, Singapore and Australia). The principal offices of these issuers may be located outside China and Hong Kong. The China & Hong Kong Fund will not invest more than 15% of its total assets in any equity securities other than those of such issuers. As a matter of fundamental policy, the China & Hong Kong Fund will not invest more than 25% of its total assets in the securities (other than U.S. Government securities) of issuers in any one industry, as defined by the Current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission.


Equity securities, for purposes of the 85% policy, will be limited to common and preferred stocks; special classes of shares available only to foreign persons in markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks; and convertible investment grade instruments. In addition, the China &

Hong Kong Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets.


Notwithstanding the above information, the China & Hong Kong Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, or high quality short-term money market instruments for temporary defensive purposes. The China & Hong Kong Fund may also purchase and sell stock index futures to hedge against equity markets on a temporary basis.


THE MAINLAND CHINA FUND. The Mainland China Fund's investment objective is long-term capital appreciation through investments in equity securities of companies which are located in Mainland China and in companies located outside Mainland China which have a significant part of their interests in China. In pursuit of its investment objective, the Mainland China Fund as a non-fundamental policy intends to invest 65% to 100% of its total assets in a portfolio of equity securities of companies which have "B"shares listed in Shanghai or Shenzhen, "H"shares or "Red Chips" listed in Hong Kong, and "N"shares listed in New York (collectively, "Mainland China Companies"). The Mainland China Fund does not intend to make equity investments in companies other than Mainland China Companies, except where such companies are either Hong Kong registered companies or are companies registered elsewhere that have a material exposure either directly or indirectly to markets or economic developments in Mainland China.


"B"shares listed in Shanghai or Shenzhen are shares in Chinese companies issued in China under Chinese laws. Shares that trade on the Shanghai Stock Exchange are denominated in U.S. dollars, while shares that trade on the Shenzhen Stock Exchange are denominated in H.K. dollars. "H"shares listed in Hong Kong are shares in Chinese companies issued in China under Chinese law. They are subject to its stringent listing and disclosure requirements. The shares are denominated in H.K. dollars and trade like any other shares listed on the Hong Kong Stock Exchange. "N"shares are similar to H shares, but are listed on the New York Stock Exchange, rather than the Hong Kong Stock Exchange. Red Chips are Hong Kong listed companies that are controlled by Chinese corporations. Through a process known as "back-door listing" a Chinese firm acquires interests in a Hong Kong corporation and subsequently invests in it often by injecting Mainland China assets in exchange for shares. In this way, a Chinese business can get a foreign listing (and access to foreign capital) without going through the bureaucratic, drawn-out official process necessary inside China. Red Chips have a varying mix of mainland and Hong Kong assets and revenue.


Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; special classes of shares available only to foreign persons in markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks; and convertible investment grade instruments. In addition, the Mainland China Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets.


Notwithstanding the above information, the Mainland China Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, or high quality short-term money market instruments for temporary defensive purposes during periods that Guinness Flight considers to be unsuitable for the Mainland China Fund's normal investment strategy. The Mainland China Fund may also purchase and sell stock index futures to hedge against equity markets on a temporary basis.


THE GLOBAL GOVERNMENT BOND FUND. The Global Government Bond Fund intends to provide investors with current income while seeking opportunities for capital appreciation.


The Global Government Bond Fund's portfolio is managed in accordance with a global investment strategy, which means that the Global Government Bond Fund's investments will be allocated among securities denominated in the United States dollar and the currencies of a number of foreign countries. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Guinness Flight in determining whether to increase or decrease the emphasis placed upon a particular type of security in the Global Government Bond Fund's portfolio. Guinness Flight may further evaluate foreign yield curves , regulatory and political factors, including the fiscal and monetary policies of the countries in which the Global Government Bond Fund may invest. Although the Global Government Bond Fund intends to invest substantially all of its assets directly in the debt of governments (or any of their political subdivisions, authorities, agencies or instrumentalities), or of supranational entities, throughout the world, the Global Government Bond Fund may also invest in certain futures, options, foreign currency contracts, repurchase agreements, and other investments described below.


Under normal market conditions, the Global Government Bond Fund will invest at least 65% of its total assets in bonds issued by the governments of at least three different countries. For the purpose of this policy, a bond is a debt instrument. The Global Government Bond Fund will neither invest more than 25% of its net assets in securities issued by a single foreign government, or in supranational entities as a group, nor invest more than 25% of its net assets in securities denominated in a single currency other than the U.S. Dollar, British Pound Sterling, Canadian Dollar, French Franc, German Mark and Japanese Yen. The Global Government Bond Fund will invest in the entire range of maturities and may adjust the average maturity of the investments held in the portfolio from time to time, depending upon its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates.

The Global Government Bond Fund presently expects to invest in both dollar and non-dollar denominated securities of issuers in the United States and the industrialized Western European countries; in Canada, Japan, Australia and New Zealand; and in Latin America. The

Global Government Bond Fund may invest up to 15% of its assets in the fixed income securities of issuers in emerging market countries. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include every country in the world except the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

Debt instruments of emerging market countries may be below investment grade, commonly referred to as "junk bonds." "Investment grade" securities are those rated within the four highest quality grades as determined by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). Securities rated Aaa by Moody's and AAA by Standard & Poor's are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody's and BBB by Standard & Poor's lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt instruments that are deemed to be below investment grade entail greater risks of untimely interest and principal payments, default, and price volatility than investment grade securities, and may present problems of liquidity and valuation. See Appendix A of the Statement of Additional Information for a further description of investment grade debt ratings.

In order to protect and enhance the capital value of the Global Government Bond Fund, Guinness Flight employs an investment technique known as "Currency Overlay" which allows Guinness Flight to manage the currency exposure of the underlying bond portfolio. Using Currency Overlay, Guinness Flight constructs a portfolio of bonds denominated in a variety of currencies and then, using forwards, options and futures contracts, reconstructs the currency portion of the bond portfolio. The use of this technique allows Guinness Flight to invest in the bond markets that it believes offer the best opportunities for total return regardless of the prospects for the currencies involved, and then to invest in the currencies that believes offer the best opportunities to protect and enhance capital.

Guinness Flight intends to place the Fund in the major currencies perceived to be in, or about to enter, a strengthening phase and to avoid those in, or about to enter, a phase of relative weakness. In making currency decisions, a wholly international stance is pursued by Guinness Flight. Consideration is given to both fundamental economic and financial data such as relative GNP growth, the Balance of Payments position, inflation and interest rates, as well as short-term factors such as political events and market sentiment. The Currency Overlay is employed on a medium to long-term basis and not on a day-to -day trading approach.

Not more than 5% of the Global Government Bond Fund's assets may be invested in initial margins or premiums for the futures and options needed to construct the Currency Overlay. Where Guinness Flight misperceives certain economic trends, the Global Government Bond Fund's net asset value may be adversely affected as a result of this investment technique.

Notwithstanding the above, the Global Government Bond Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, high quality short-term money market instruments, and in bills, notes or bonds issued by the United States Treasury Department or by other agencies of the United States Government for temporary defensive purposes . The Global Government Bond Fund may also purchase and sell index futures to hedge against maturity risk on a temporary basis.

INVESTMENT STRATEGIES, POLICIES AND RISKS

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of their portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

Additionally, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract by selling an amount of that foreign currency and approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. If the Fund believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. Forward contracts may be considered to be "derivative securities" which are described further in the "Investment Strategies and Risks" section of the Statement of Additional Information.

FORWARD COMMITMENTS. The Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Funds, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds will enter into such contracts with the intention of acquiring the securities, the Funds may dispose of a commitment prior to a settlement date if Guinness Flight deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments. Forward contracts may be considered to be "derivative securities," which are described further in the "Investment Strategies and Risks" section of the Statement of Additional Information.

COVERED CALL OPTIONS. Call options may also be used to anticipate a price increase of a security on a more limited basis than would be possible if the security itself were purchased.

The Funds may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when Guinness Flight believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the security.

By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. The Funds will not write any put options. Covered call options may be considered to be "derivative securities" which are described further in the "Investment Strategies and Risks" section of the Statement of Additional Information.

PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. The Asia Blue Chip Fund, Asia Small Cap Fund , China & Hong Kong Fund and Mainland China Fund may purchase and sell options and futures on stock indices. If Guinness Flight expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities they ultimately want to buy. If in fact the stock index does rise, the prices of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index.

If, on the other hand, Guinness Flight expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract. Risks in the use of options and futures on stock indices result from the possibility that changes in the stock indices may differ substantially from the changes anticipated by the Funds when the hedged positions were established. Options and futures on stock indices may be considered to be "derivative securities" which are described further in the "Investment Strategies and Risks" section of the Statement of Additional Information.

ILLIQUID SECURITIES. The Funds will not invest more than 15% of their net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

RESTRICTED SECURITIES. The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the
Securities Act of 1933, as amended (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the "Illiquid Securities" section, provided that a determination is made that such securities have a readily available trading market. Guinness Flight will determine the liquidity of Rule 144A securities under the supervision of the Guinness Flight Funds' Board of Trustees. The liquidity of Rule 144A securities will be monitored by Guinness Flight, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.


PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objective, regardless of the holding period of that security. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. To the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters." Guinness Flight anticipates that the annual portfolio turnover rate will not exceed 100% for the Asia Blue Chip Fund, the Asia Small Cap Fund and the China & Hong Kong Fund, and 200% for the Mainland China Fund and Global Government Bond Fund.


For further discussion with regard to the Funds' investment strategies, policies and risks, see "Investment Strategies and Risks" in the Funds' Statement of Additional Information.


RISK CONSIDERATIONS


The following risk considerations may be applicable to any or all of the Funds, depending upon the level of investment in securities giving rise to such risks.


ECONOMIC AND POLITICAL RISKS. The economies of foreign countries may differ unfavorably from the United States economy in such respects as, but not limited to, growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, economies of foreign countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the economic conditions of the countries in which they trade, as well as trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries.


With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the Funds' investments in those countries. In addition, it may be more difficult to obtain a judgment in a court outside of the United States.

CHINA POLITICAL RISKS. The Chinese economy previously operated as a Socialist economic system, relying heavily upon government planning from 1949, the year in which the Communists seized power, to 1978, the year Deng Xiaoping instituted his first economic reforms.


Economic reforms in China are transforming its economy into a market system that has stimulated significant economic growth. As a result of such reform, the living standards of the 800 million rural workers have improved. Farm reform led to the doubling of China's farmers' incomes over the 1980's. The next stage of reform gave rise to small scale entrepreneurs and stimulated light and medium industry. In addition, a cheap and abundant supply of labor has attracted foreign investment in China. Special Economic Zones, five originally and over thirty today, were set up, providing tax advantages to foreign investors. Further, the Shenzhen and Shanghai Stock Exchanges have recently opened . Class"A" and Class"B" shares are traded on both exchanges. While only resident Chinese can purchase Class"A" shares, foreign investors (such as the Funds) can purchase Class"B" shares. Over the period 1978 to 1997, China's gross domestic product grew between 9% and 10% per annum. By 1995, China had become one of the world's major trading nations. The World Bank forecasts that China will have the world's largest economy by 2003.


In 1984 China and Britain signed the Joint Declaration which allowed for the termination of British rule in Hong Kong on June 30, 1997, but which maintains the previously existing capitalist economic and social system of Hong Kong for 50 years beyond that date. Obviously there are risks arising from Hong Kong's return to China under the "one country two systems" proposal. However, Hong Kong and China are interdependent; 70% of foreign investment in China is from Hong Kong and China has large shareholdings in Hong Kong companies. Guinness Flight believes that China is unlikely to damage the Hong Kong economy and destroy the value of their investments. Today, Hong Kong's stock market is one of the largest in the world and is highly liquid and extensively regulated.


Notwithstanding the beliefs of Guinness Flight, investors should realize that there are significant risks to investing in China and Hong Kong . The risks include:


     (1) that political instability may arise as a result of indecisive leadership;

     (2)  that  hard  line  Marxist   Leninists   might  regain  the   political
          initiative;

     (3) that social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

     (4) that the threat of armed conflict exists over the unresolved situation concerning Taiwan.

Investors should further realize that the central government of China is communist and, while a liberal attitude towards foreign investment and capitalism prevails at present, a return to hard line communism and a reaction against capitalism and the introduction of restrictions on foreign investment is a possibility. There can be no assurance that the Chinese government will continue to pursue its economic reform policies or, if it does, that those policies will be successful. The issue of "B"shares, "H"shares and "N"shares by Chinese companies and ability to obtain a "back-door listing" through Red Chips is still regarded by the Chinese authorities as an experiment in economic reform. The reformist elements which now dominate Chinese policies remain ideologically communist and political factors may, at any time, outweigh economic policies and the encouragement of foreign investment. The Funds will be highly sensitive to any significant change in political, social or economic policy in China. Such sensitivity may, for the reasons specified above, adversely affect the capital growth and thus the performance of the Funds. Guinness Flight, however, believes that the process of reform has now gone too far to be easily reversed .


INVESTMENT IN CHINA AT PRESENT INVOLVES ABOVE AVERAGE RISK DUE TO A NUMBER OF SPECIAL FACTORS DESCRIBED HEREIN. INVESTMENT IN THE FUNDS SHOULD BE REGARDED AS LONG TERM IN NATURE. THE FUNDS ARE SUITABLE ONLY FOR THOSE INVESTORS WHO CAN AFFORD THE RISKS INVOLVED AND SHOULD CONSTITUTE ONLY A LIMITED PART OF AN INVESTOR'S PORTFOLIO. THE PRICE OF THE FUNDS MAY EXPERIENCE SIGNIFICANT FLUCTUATIONS.


FOREIGN CURRENCY CONSIDERATIONS. Although the Funds' investments generally will be denominated in foreign currencies and most income paid by such investments will be in foreign currencies, the Funds will compute and distribute their income in dollars. The computation of income will be made on the date of its receipt by a Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which a Fund receives its income falls relative to the dollar between the receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.


The value of the assets of a Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a Fund may incur costs in connection with conversions between various currencies.


SECURITIES MARKET RISKS. In general trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Securities without a readily available market will be treated as illiquid securities for purposes of the Funds' limitation on such purchases. Similarly, volume and liquidity in most foreign bond markets can be substantially less than in the United States, and consequently, volatility of price can be greater than in the United States. Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges; however, the Funds will endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase the securities in which the Funds may invest on other stock exchanges where commissions are negotiable.


With regard to China, both the Shanghai and the Shenzhen securities markets are in their infancy and are undergoing a period of development and change. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations. In addition the choice of investments available to the Funds will be severely limited as compared with the choice available in other markets due to the small but increasing number of "B" share, "H" share, "N" share and Red Chip issues currently available. There is a low level of liquidity in the Chinese securities markets, which are relatively small in terms of both combined total market value and the number of "B"shares, "H"shares, "N"shares and Red Chips available for investment. Shareholders are warned that this could lead to severe price volatility.


SMALL CAPITALIZATION ISSUERS. An investor should be aware that investments in small capitalization issuers carry more risk than in issuers with market capitalizations greater than $1 billion. Generally, small companies rely on limited product lines, financial resources, and business activities that make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. Accordingly, the performance of small capitalization issuers may be more volatile.


INTEREST RATE FLUCTUATIONS. Generally, the value of fixed income securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally decline. The magnitude of these fluctuations generally will be greater for securities with longer maturities.


GOVERNMENTAL CREDIT RISK. The obligations of foreign government entities, including supranational issuers, have various kinds of government support. Although obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other government with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.


ACCOUNTING STANDARDS AND LEGAL FRAMEWORK. Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards practices and disclosure requirements comparable to those applicable to United States companies. Consequently, there may be less publicly available information about such companies than about United States companies. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.


With regard to China, the national regulatory and legal framework for capital markets and joint stock companies is not well developed, compared to those of Western countries. Certain matters of concern to foreign shareholders are not adequately dealt with or are only covered in a number of national and local laws and regulations. As the efficacy of such laws and regulations is as yet uncertain, there can be no assurance as to the extent to which rights of foreign shareholders will be protected.

Further, Chinese companies are not required to follow international accounting standards. There are a number of differences between international accounting standards and accounting practice in China, including the valuation of property and other assets (in particular inventory and investments and provisions against debtors), accounting for depreciation, consolidation, deferred taxation and contingencies and the treatment of exchange differences. There may, therefore, be significant differences in the preparation of financial statements by accountants following Chinese accounting standards and practice when compared with those prepared in accordance with international accounting standards. All issuers of "B"shares, "H"shares, "N"shares and Red Chips are, however, required to produce accounts which are prepared in accordance with international accounting standards.


INVESTMENT AND REPATRIATION RESTRICTIONS. Some foreign countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specially authorized. See "Tax Matters" in the Statement of Additional Information for an additional discussion concerning such investment funds. The Funds may invest in these investment funds ; however, if the acquired investment fund is registered pursuant to the 1940 Act, then the acquiring Fund will not own (i) more than three percent of the total outstanding voting stock of the acquired investment fund, (ii) securities issued by the acquired investment fund having an aggregate value of more than five percent of the total assets of the Fund, or (iii) securities issued by the acquired investment fund and all other registered investment funds having an aggregate value of more than 10 percent of the total assets of the Fund. If a Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund, but also will bear indirectly similar expenses of the underlying investment funds. Guinness Flight has agreed to waive its management fees with respect to the portion of a Fund's assets invested in shares of other open-end investment companies. A Fund would continue to pay its own management fees and other expenses with respect to its investments in shares of closed-end investment companies.


In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.


Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.


YEAR 2000 PROBLEM. Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the advisor/administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The advisor/administrator is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' major service providers .

For further discussion with regard to the Funds' other risk considerations, see "Other Risk Factors and Special Considerations" in the Funds' Statement of Additional Information.

PERFORMANCE

A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. To illustrate the components of overall performance, the Funds may separate their cumulative and average annual returns into income results and capital gains or losses.

Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate from time to time. It is not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of a Fund's investments, maturity and operating expense ratio. A shareholder's investment in a Fund is not insured or guaranteed.

The performance of the Funds will vary from time to time and past results are not necessarily representative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities, and is affected by operating expenses of the Fund as well as by general market conditions.

THE FUNDS' MANAGEMENT

The overall management of the business and affairs of the Funds is vested in the Guinness Flight Funds' Board of Trustees. The Board of Trustees approves all significant agreements between the Guinness Flight Funds, on behalf of a Fund, and persons or companies furnishing services to a Fund. The day-to-day operations of each Fund are delegated to the officers of the Guinness Flight Funds and to Guinness Flight, subject always to the investment objective and policies of each Fund and to the general supervision of the Guinness Flight Funds' Board of Trustees. Information concerning the Board of Trustees may be found in the Statement of Additional Information.

INVESTMENT ADVISER. Guinness Flight is headquartered in London, England, at Lighterman's Court, 5 Gainsford Street, Tower Bridge SE1 2NE, has a U.S. office at 225 South Lake Avenue, Suite 777, Pasadena, California 91101, and a Hong Kong office at 2108 Jardine House, One Connaught Place, Central, Hong Kong. Guinness Flight serves as the investment adviser to each of the Funds, except the Mainland China Fund, pursuant to an Investment Advisory Agreement dated as of April 28, 1997. Guinness Flight serves as the investment adviser to the Mainland China Fund pursuant to an Investment Advisory Agreement dated as of September 5, 1997. Under the terms of the Advisory Agreement, Guinness Flight supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. Guinness Flight was organized in 1985 and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Guinness Flight is a wholly owned subsidiary of Guinness Flight Hambro Asset Management Limited.

The Funds are managed by a team of portfolio managers. The following are biographies of key personnel who are responsible for ultimate investment decisions.

     AGNES CHOW - Ms. Chow joined Hambro Pacific Fund Management, now Guinness Flight Hambro, in 1995 as a Fund Manager. Prior to joining Guinness Flight Hambro, she worked as an Assistant Fund Manager at Dao Heng Fund Management from November 1994 to August 1995. Ms. Chow began her career in 1991 as a Credit Analyst with Sun Hung Kai Securities. In 1993, she was promoted to Investment Analyst and then in 1994 to Assistant Fund Manager responsible for managing just over $100 million in Asia ex-Japan equities. Ms. Chow serves as the Co-Manager of the Asia Small Cap Fund.

     LISA CHOW - Ms. Chow joined Guinness Flight in 1996 as an Investment Manager. She has assisted with the management of the Asia Small Cap and Mainland China Funds since their inception. Prior to joining Guinness Flight, Ms. Chow was an investment analyst specializing in Hong Kong smaller capitalization stocks at HG Asia from December 1993 to May 1995. From May 1995 to August 1996 she worked at Sassoon Securities, where she provided in-depth research on the telecom and energy sectors and was instrumental in initiating Sassoon's research effort in the Philippines and Thai stock market. Ms. Chow received her Bachelor's of Science in 1993 from the Massachusetts Institute of Technology in Cambridge, Massachusetts, with a major in Management Science and a minor in Economics. Ms. Chow serves as the Co-Manager of the Mainland China Fund.

     ROBERT CONLON - Mr. Conlon joined Guinness Flight Hambro's Hong Kong investment team in 1998 as a Fund Manager. Prior to joining Guinness Flight Hambro, Mr. Conlon gained over 10 years of investment management experience with Ivory & Sime, including the last four years as Senior Investment Manager in their Hong Kong office. In this capacity, Mr. Conlon was a senior member of a team that managed a number of portfolios, including a sizable investment trust in the Pacific region. Prior to becoming Senior Investment Manager, Mr. Conlon managed portfolios that invested in smaller U.S. companies. Mr. Conlon graduated from Edinburgh University with First Class Honours in Mathematical Physics. In addition to serving as Co-Manager of the Asia Small Cap Fund, Mr. Conlon will serve as chief investment officer for Guinness Flight Hambro Asia.

     MICHAEL DALEY - Mr. Daley joined Guinness Flight as a Director of the Fixed Income Team in 1994. Prior to joining Guinness Flight, he was a founding member in 1986 of Morgan Stanley Asset Management's London operation where he served as Director, Vice President and Head of Fixed Income. In 1991, he established his own firm, Strategic Value Management Limited. Mr. Daley serves as Manager of the Global Government Bond Fund.

     RICHARD FARRELL - Mr. Farrell joined Guinness Mahon, a predecessor entity of Guinness Flight, in 1978. He specializes in Far Eastern markets and currently is the investment adviser to the Guinness Flight Global Strategy Fund's Japan Fund, Japan & Pacific Fund, and Japan Smaller Companies Fund. These funds are currently available only to overseas investors. As the head of Guinness Flight's Asia Equity Desk, Mr. Farrell has strategic input on all of Guinness Flight's Asia Equity Funds. Mr. Farrell is the Manager of the Asia Blue Chip Fund and co-manager of the China & Hong Kong Fund.

     ADRIAN FU - Mr. Fu joined Hambro Pacific Fund Management, now Guinness Flight Hambro, in 1996 as a member of the Hong Kong investment team. Prior to joining Guinness Flight Hambro , he was an Associate at Indo-Suez Asia Shipping Finance Services, Ltd. from December 1994 to October 1996. Mr. Fu received his MBA from Imperial College, London University in 1994. He received a Master of Engineering (Merit) from the University of Southampton, England, which he attended from 1989-1993. Mr. Fu serves as the Co-Manager of the Mainland China Fund.

     EDMUND HARRISS - Mr. Harriss joined Guinness Flight's London headquarters in July 1993 as a Marketing Executive and transferred to the Far East Desk in 1994. He has assisted Richard Farrell and Lynda Johnstone with the management of the China & Hong Kong Fund since November, 1994. From 1991 to 1993, he was the Assistant to the Managing Director at a computer software company, PP Systems Ltd. of Salisbury, England. During the same time period, Mr. Harriss was also an independent salesman. Mr. Harriss received a Master's of Philosophy in Management Studies from Oxford University in 1991. In 1989, he received a Bachelor's of Arts with Honors in History from the University of York in York, England. Mr. Harriss is an Associate Member of the Institute of Management & Research. Mr. Harriss serves as Co-Manager of the China & Hong Kong Fund.

     LYNDA JOHNSTONE - Ms. Johnstone joined Guinness Mahon's Investment Department in 1986 as a member of the Equity Team. Currently, she is responsible for running the Guinness Flight Global Strategy Fund's Hong Kong Fund and ASEAN Fund. These funds are currently available only to overseas investors. Ms. Johnstone is Co-Manager of the China & Hong Kong Fund.

Guinness Flight's legal counsel believes that Guinness Flight may provide services described in its Investment Advisory Agreement to the Funds without violating the federal banking law commonly known as the Glass- Steagall Act. The Act generally bars banks or investment advisers deemed to be controlled by banks from publicly underwriting or distributing certain securities. Because of stock ownership by a subsidiary of a foreign bank in Guinness Flight's parent, Guinness Flight Hambro Asset Management Limited, such restrictions may be deemed to apply.


The U.S. Supreme Court in its 1981 decision in Board of Governors of the Federal Reserve System v. Investment Company Institute determined that, consistent with the requirements of the Act, a bank may serve as an investment adviser to a registered, closed-end investment company. Other decisions of banking regulators have supported the position that a bank may act as investment adviser to a registered, open- end investment company. Based on the advice of its counsel, Guinness Flight believes that the Court's decision, and these other decisions of banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.

Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent Guinness Flight from continuing to perform investment advisory services for the Funds. If that occurred, the Board of Trustees of Guinness Flight Funds promptly would seek to obtain the services of another qualified adviser, as necessary. The Trustees would then consider what action would be in the best interest of the Funds' shareholders.

For a discussion of Guinness Flight's brokerage allocation policies and practices, see "Portfolio Transactions" in the Statement of Additional Information. In accordance with policies established by the Board of Trustees, Guinness Flight may take into account sales of shares of each Fund advised by Guinness Flight in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.

FEES AND EXPENSES. Pursuant to the Advisory Agreement, Guinness Flight is paid a monthly fee from the Asia Blue Chip Fund, Asia Small Cap Fund , China & Hong Kong Fund, and Mainland China Fund at an annual rate of 1.00% of each Fund's average daily net assets, and a monthly fee from the Global Government Bond Fund calculated at an annual rate of .75% of its average daily net assets. These fees are higher than those charged by most investment companies. However, the Board of Trustees believes that such fees are appropriate because of the complexity of managing funds that invest in global markets. Guinness Flight or Investment Company Administration Corporation, the Administrator, may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Funds. To the extent that they should do so, they may seek repayment of such deferred fees and absorbed expenses after this practice is discontinued. However, no repayment will be made if the expense ratio of the Asia Blue Chip Fund, Asia Small Cap Fund, China & Hong Kong Fund, Mainland China Fund or the Global Government Bond Fund would exceed 1.98%, 1.98%, 1.98%, 1.98% and 0.75%, respectively.

ADMINISTRATOR. Pursuant to an Administration Agreement, Investment Company Administration Corporation ("ICAC") serves as administrator of the Funds. As the administrator, ICAC provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents, preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations, preparing financial statements, and arranging for the maintenance of books and records. ICAC receives a monthly fee equal to, on an annual basis, the greater of $40,000 or .25% of the average daily net assets of the China & Hong Kong Fund and $80,000 or .25% of the aggregate average daily net assets of the Asia Blue Chip Fund, Asia Small Cap Fund, Mainland China Fund and the Global Government Bond Fund.

DISTRIBUTOR. The Guinness Flight Funds have entered into a Distribution Agreement (the "Distribution Agreement") with First Fund Distributors, Inc. ("First Fund"), a registered broker-dealer, to act as the principal distributor of the shares of the Funds. The Distribution Agreement provides First Fund with the right to distribute shares of the Funds through affiliated broker-dealers and through other broker-dealers or financial institutions with whom First Fund has entered into selected dealer agreements. The Distributor is an affiliate of the Administrator.

DISTRIBUTION PLAN. The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 under the 1940 Act. No separate payments are authorized to be made by a Fund under the Plan. Rather, the Plan recognizes that Guinness Flight or ICAC may use fee revenues, or other resources to pay expenses associated with shareholder servicing and recordkeeping functions. The Plan also provides that Guinness Flight or ICAC may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that provide such services. See "The Funds' Management - Fees and Expenses."

For   additional   information   concerning  the  operation  of  the  Plan,  see
"Distribution Agreements and Distribution Plans" in the Statement of Additional Information.

SHAREHOLDER SERVICING. The Funds may enter into Shareholder Servicing Agreements whereby the Adviser or Administrator pays a shareholder servicing agent for shareholder services and account maintenance, including responding to shareholder inquiries, direct shareholder communications, account balance, maintenance and dividend posting.

HOW TO PURCHASE SHARES

GENERAL INFORMATION. Investors may purchase shares of a Fund from the Fund's transfer agent or from other selected securities brokers or dealers. A buyer whose purchase order is received by the transfer agent before the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, will acquire shares at the net asset value as of that day; however, the Funds may, in their sole discretion, cease taking purchase orders prior to the close of trading on the New York Stock Exchange on any day when Guinness Flight determines that such action is in the best interests of the existing shareholders. A buyer whose purchase order is received by the transfer agent after the close of trading on the New York Stock Exchange or after the Fund ceases taking orders will acquire shares at the net asset value as of the next trading day on the New York Stock Exchange. A broker may charge a transaction fee for the purchase. The Funds reserve the right to reject any purchase order. The Distributor may, from time to time, provide promotional incentives to certain brokers or dealers whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

The Mainland China Fund will cease offering its shares to new investors when the net assets of the Fund exceed $50 million. Existing Mainland China Fund investors, however, may continue to purchase shares of the Fund on or after such time.

Investors may also purchase shares of the SSgA Money Market Fund which is advised by State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 and not affiliated with the Guinness Flight Funds or Guinness Flight, if such shares are offered in your state of residence. An investor should carefully read the prospectus and complete the application for the SSgA Money Market Fund. For additional information, please call shareholder services at 800-915-6566.

Share of the Funds are available for purchase by any retirement plan, including 401(k) plans, profit sharing plans, 403(b) plans and individual retirement accounts.

OPENING AN ACCOUNT - INVESTMENT MINIMUMS. The minimum initial investments are as follows:


                                                                        Minimum
Type of Account                                                      Investment

Regular (new investor)                                                   $2,500
Regular (shareholder purchasing another  Guinness Flight Fund)           $1,000
Retirement                                                               $1,000
Gift                                                                       $250
Pre-authorized investment  plan (Initial and monthly investments)          $100
Additional investment                                                      $250


The Funds may further reduce or waive the minimum for certain retirement and other employee benefit plans; for the Adviser's employees, clients and their affiliates; for advisers or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Funds.

ADDITIONAL INVESTMENTS - MINIMUM SUBSEQUENT INVESTMENT. The minimum "subsequent" investment is $250 for regular accounts as well as tax-qualified retirement plans. The amount of the minimum subsequent investment, like the minimum "initial" investment, may be reduced or waived by the Funds. See waiver discussion under "Opening an Account-Investment Minimums." Investments may be made either by check or by wire.

PRE-AUTHORIZED  INVESTMENT  PLAN  AND  AUTO-BUY  OPTION.  You  may  establish  a pre-authorized investment plan or auto-buy option. Under the pre-authorized investment plan, your personal bank account is automatically debited and your Fund account is automatically credited with additional full and fractional shares on the fifth or twentieth day of each month or calendar quarter. Under the auto-buy option, your personal bank account is automatically debited and your Fund account is automatically credited with additional full and fractional shares on any day that you choose by calling the Transfer Agent before 4:00 p.m. Eastern time. Purchases orders received by the Transfer Agent under the Auto-Buy Option after 4:00 p.m. Eastern time will be acquired at the net asset value as of the next trading day on the New York Stock Exchange. Through the pre-authorized investment plan, the minimum initial investment is $100 and the subsequent minimum investments is $100 per an investment. Through the auto-buy option, the subsequent minimum investment is $250 per an investment.

PURCHASING BY MAIL. State Street Bank and Trust Company (the "Transfer Agent") acts as transfer and shareholder service agent for the Funds. An investor may purchase shares by sending a check payable to Guinness Flight Investment Funds, together with an Account Application form, to the Transfer Agent at the following address:

If by business reply envelope:             If by stamped envelope:

   Guinness Flight Investment Funds            Guinness Flight Investment Funds
   P.O. Box 9288                               P.O. Box 8500
   Boston, MA 02205-8559                       Boston, MA 02205-8559


Overnight courier deliveries should be sent to:


                            Boston Financial Data Services
                            ATTN: Guinness Flight Investment Funds
                            Two Heritage Drive
                            3rd Floor
                            North Quincy, MA 02171

If the purchase is a subsequent investment, the shareholder should either include the stub from a confirmation form previously sent by the Transfer Agent or include a letter giving the shareholder's name and account number.

All purchases made by check should be in U.S. dollars and made payable to "Guinness Flight Investment Funds" or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

PURCHASING BY WIRE. For an initial purchase of shares of a Fund by wire, shareholders should first telephone the Transfer Agent at (800) 915-6566 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern time) on a day when the New York Stock Exchange is open for normal trading to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. In addition, a buyer will be required to provide the Transfer Agent a signature application within 10 business days of an initial purchase. You should then give instructions to your bank to transfer funds by wire to the Transfer Agent at the following address:


                            State Street Bank and Trust Company
                            ABA #  0110 00028
                            Shareholder and Custody Services
                            DDA # 99050171
                            (Your Name)
                            ATTN: (Fund Name)
                            (Fund/Account Number)

In making a subsequent purchase order by wire, you should wire funds to the Transfer Agent in the manner described above, making sure that the wire specifies the name of the Fund, your name and the account number. However, it is not necessary to call the Transfer Agent to make subsequent purchase orders using federal funds.


If you arrange for receipt by the Transfer Agent of federal funds prior to the close of trading (currently 4:00 p.m., Eastern time) of the New York Stock Exchange on a day the Exchange is open for normal trading, you may purchase shares of a Fund as of that day. Your bank may charge a fee for wiring money on your behalf.


HOW TO REDEEM SHARES


GENERAL INFORMATION. Investors may redeem shares of a Fund through the Transfer Agent or from other selected securities brokers or dealers. A shareholder whose redemption order is received by the Transfer Agent before the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, will redeem shares at the net asset value set as of that day. A shareholder whose redemption order is received by the Transfer Agent after the close of trading on the New York Stock Exchange will redeem shares at the net asset value set as of the next trading day on the New York Stock Exchange. A broker may charge a transaction fee for the redemption. Under certain circumstances, the Funds may temporarily borrow cash pursuant to a credit agreement with Deutsche Bank AG to satisfy redemption requests.

Payment for redemption may be postponed, or the right of redemption suspended at times when (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on such exchange is restricted; (c) an emergency exists, the result of which disposal of Fund securities or determination of the value of the Fund's net assets are not reasonably practicable; or (d) during any other period when the Securities and Exchange Commission, by order, so permits.


REDEMPTIONS BY TELEPHONE. Shareholders may establish telephone redemption privileges if so elected on the account application or the optional shareholder services form. Shares of a Fund may then be redeemed by telephoning the Transfer Agent at (800) 915-6566, between the hours of 8:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for normal trading.


SPECIAL FACTORS REGARDING TELEPHONE REDEMPTIONS. In order to protect itself and shareholders from liability for unauthorized or fraudulent telephone transactions, the Guinness Flight Funds will use reasonable procedures in an attempt to verify the identity of a person making a telephone redemption request. The Guinness Flight Funds reserves the right to refuse a telephone redemption request if it believes that the person making the request is not the record owner of the shares being redeemed, or is not authorized by the shareholder to request the redemption. Shareholders will be promptly notified of any refused request for a telephone redemption. As long as these reasonable procedures are followed, neither the Guinness Flight Funds nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. However, if the Guinness Flight Funds or its agents fail to follow such reasonable procedures, then the Guinness Flight Funds or its agents may be liable for any losses due to unauthorized or fraudulent instructions.


REDEMPTIONS BY MAIL. Shareholders may redeem shares of any Fund by writing to the Transfer Agent at the following address:


If by business reply envelope:             If by stamped envelope:

   Guinness Flight Investment Funds            Guinness Flight Investment Funds
   P.O. Box 9288                               P.O. Box 8500
   Boston, MA 02205-8559                       Boston, MA 02205-8559


                  Overnight courier deliveries should be sent to:


                           Boston Financial Data Services
                           ATTN: Guinness Flight Investment Funds
                           Two Heritage Drive
                           3rd Floor
                           North Quincy, MA 02171

Please specify the name of the Fund, the number of shares or dollar amount to be redeemed, and your name and account number. The signature on a redemption request must be exactly as the names appear on a Fund's account records, and the request must be signed by the minimum number of persons designated on the account application that are required to effect a redemption. Requests by participants of qualified retirement plans must include all other signatures required by the plan and applicable federal law.


SIGNATURE GUARANTEE. If a redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. If the proceeds of the redemption exceed $50,000, or are to be paid to a person other than the record owner, or are to be sent to an address other than the address on the Transfer Agent's records, or are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock powers must be guaranteed by an "eligible guarantor," which includes certain banks, brokers, dealers, credit unions, securities exchanges, clearing agencies and savings associations. A signature guarantee is not the same as notarization and an acknowledgment by a notary public is not acceptable as a substitute for a signature guarantee.



REDEMPTIONS BY WIRE. Redemption proceeds are generally paid to shareholders by check. However, redemptions proceeds of $500 or more may be wired by the Transfer Agent to a shareholder's bank account. Requests for redemption by wire should include the name, location and ABA or bank routing number (if known) of the designated bank and account number. Payment will be made within three days after receipt by the Transfer Agent of the written or telephone redemption request and any share certificates, except as indicated below. The Transfer Agent will deduct a fee equal to $10.00 from the amount wired.


REDEMPTION OF SMALL ACCOUNTS. In order to reduce expenses, the Funds may redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions, the total value of a shareholder's account does not equal at least $500. Shareholders will be given 30 days' prior written notice in which to purchase sufficient additional shares to avoid such a redemption.


SYSTEMATIC WITHDRAWAL PLAN. You may elect to have regular monthly or quarterly payments in any fixed amount in excess of $100 made to you, your personal bank accounts, or a properly designated third party, as long as your Fund account has a value at the current price of at least $1,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals. The number of full and fractional shares equal in value to the amount of the payment made will be redeemed at net asset value as determined on the day of withdrawal. As shares of a Fund are redeemed, you may recognize a capital gain or loss to be reported for income tax purposes.

REDEMPTION FEES . On redemptions of shares purchased less than 30 days prior to redemption, a fee, equal to 1.00% of the value of the shares being redeemed, shall be charged to any shareholder who redeems such shares in the China & Hong Kong Fund, Asia Blue Chip Fund, or Asia Small Cap Fund, and on redemptions of shares purchased less than 60 days prior to redemption, a fee, equal to 2.00% of the value of the shares being redeemed, shall be charged to any shareholder who redeems such shares in the Mainland China Fund. The redemption fee proceeds shall be payable to the Fund whose shares are being redeemed. Such redemption fee will not be charged on shares purchased 30 or more days (60 or more days in the case of the Mainland China Fund) prior to redemption or acquired through the reinvestment of distributions of investment income and capital gains. Redemptions will be assumed to have been made through the liquidation of shares in a shareholder's account on a first-in, first-out basis. Exchanges between the Funds or into the SSgA Money Market Fund are considered redemptions for purposes of the redemption fee.


Any redemption fee payable to the Asia Blue Chip Fund, Asia Small Cap Fund, or China & Hong Kong Fund, will be waived if such fee is equal to or less than .10% of the total value of the shares, including shares purchased more than 30 days prior to redemption and shares acquired through the reinvestment of distributions of investment income and capital gains, being redeemed.


ADDITIONAL REDEMPTION INFORMATION. Payment for redemption of recently purchased shares will be delayed until the Transfer Agent has been advised that the purchase check has been honored, up to 15 calendar days from the time of receipt of the purchase check by the Transfer Agent. If the purchase check does not clear, the investor, and not the Funds, will be responsible for any resulting loss. Such delay may be avoided by purchasing shares by wire or by certified or official bank checks.


SHAREHOLDER SERVICES


CHANGES TO ACCOUNT INFORMATION. You may change the mailing address of record on your account by telephoning the Transfer Agent at (800) 915-6566, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on a day when the New York Stock Exchange is open for normal trading. In order to protect itself and shareholders from liability for unauthorized or fraudulent address changes, the Guinness Flight Funds will use reasonable procedures in an attempt to verify the identity of a person making an address change request. The Guinness Flight Funds reserves the right to refuse an address change over the phone if it believes that the person making the request is not the record owner of the account, or is not authorized by the shareholder to request an address change. Shareholders will be promptly notified of any refused request for an address change. As long as these reasonable procedures are followed, neither the Guinness Flight Funds nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone address change privilege. However, if the Guinness Flight Funds or its agents fail to follow such reasonable procedures, then the Guinness Flight Funds or its agents may be liable for any losses due to unauthorized or fraudulent instructions. An investor who changes the address of his account by telephoning the Transfer Agent will not be permitted to redeem its shares for 30 calendar days following the day of such address change.


EXCHANGE PRIVILEGE. You may exchange shares of a Fund for shares of the other Funds by telephone or written instructions, depending upon your account elections. You may mail or deliver written instructions to the Transfer Agent at the following address:

If by business reply envelope:             If by stamped envelope:

   Guinness Flight Investment Funds            Guinness Flight Investment Funds
   P.O. Box 9288                               P.O. Box 8500
   Boston, MA 02205-8559                       Boston, MA 02205-8559


Please specify the name of the applicable Fund, the number of shares or dollar amount to be exchanged and your name and account number. If you select the telephone exchange privilege on your account application, you may also exchange shares by telephoning the Transfer Agent at (800) 915-6566 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern time) on a day when the New York Stock Exchange is open for normal trading.


All exchanges will be made on the basis of the relative net asset values of the Funds next determined after a completed request is received. Requests for telephone exchanges received before 4:00 p.m. (Eastern time) on a day when the New York Stock Exchange is open for normal trading will be processed that day. Otherwise, processing will occur on the next business day.


In periods of severe market or economic conditions, telephone exchanges may be difficult to implement, in which case you should mail or send by overnight delivery a written exchange request to the Transfer Agent. Overnight deliveries should be sent to the Transfer Agent at the address on Page 26.


You may also exchange shares of a Fund for shares of the SSgA Money Market Fund, a money market mutual fund advised by State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 and not affiliated with the Guinness Flight Funds or Guinness Flight, if such shares are offered in your state of residence. Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or Guinness Flight of an investment in the SSgA Money Market Fund.


The SSgA Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less. Investments in the SSgA Funds are neither insured nor guaranteed by the U.S. Government. There is no assurance that the SSgA Money Market Fund will maintain a stable net asset value of $1.00 per share.


EXCHANGE PRIVILEGE ANNUAL LIMITS. The Funds reserve the right to limit the number of exchanges a shareholder may make in any year to four (4) to avoid excessive Fund expenses.


DETERMINATION OF NET ASSET VALUE


The net asset value per share (or share price) of the Funds is determined as of 4: 00 p.m. Eastern time on each business day. The net asset value per share is calculated by subtracting a Fund's liabilities from its assets and dividing the result by the total number of Fund shares outstanding. The determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. Among other items, a Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Fund's officers and in accordance with methods which are specifically authorized by its governing Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.


DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS


DIVIDENDS AND DISTRIBUTIONS. Income dividends of the Asia Blue Chip Fund, Asia Small Cap Fund , China & Hong Kong Fund and Mainland China Fund are declared and paid semiannually, normally in June and December. The Global Government Bond
Fund declares and pays dividends monthly. The Funds distribute all or substantially all of their net investment income and net capital gains (if any) to shareholders each year. Any net capital gains earned by a Fund normally are distributed in June and December to the extent necessary to avoid federal income and excise taxes.


In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.


All dividends and distributions of a Fund are automatically reinvested on the ex-dividend date in full and fractional shares of such Fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions will be reinvested at the net asset value per share determined on the ex- dividend date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in additional shares, including, subject to certain conditions, in shares of a Fund other than the Fund making the distribution.

Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in a Fund other than the Fund making the distribution. Such reinvestments into a Fund are automatically credited to the account of the shareholder.


Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.


Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.


TAX MATTERS. Each Fund intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including the requirements with respect to diversification of assets, distribution of income and sources of income. It is the Funds' policy to distribute to shareholders all of their investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that each Fund will satisfy the distribution requirement of Subchapter M and not be subject to Federal income taxes or the 4% excise tax.


If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.


Distributions by a Fund of its net investment income (including foreign currency gains and losses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.


Distributions by a Fund which are taxable to shareholders as ordinary income are treated as dividends for federal income tax purposes, but in any year only a portion thereof (which cannot exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund during the year) may qualify for the 70% dividends-received deduction for corporate shareholders. Because the investment income of the Asia Blue Chip Fund, Asia Small Cap Fund , China & Hong Kong Fund and Mainland China Fund will consist primarily of dividends from foreign corporations and the Funds may have interest income and short-term capital gains, it is not expected that a significant portion of the ordinary income dividends paid by these Funds may qualify for the dividends-received deduction. Because the Global Government Bond Fund's investment income will consist of interest , ordinary income dividends paid by the Fund will not qualify for the dividends-received deduction. Portions of each Fund's investment income may be subject to foreign income taxes withheld at the source. If a Fund meets certain requirements, it may elect to "pass-through" to shareholders any such foreign taxes, which may enable shareholders to claim a foreign tax credit or a deduction with respect to their share thereof.


Distributions to shareholders will be treated in the same manner for federal income tax purposes whether shareholders elect to receive them in cash or reinvest them in additional shares. In general, shareholders take distributions into account in the year in which they are made. However, shareholders are required to treat certain distributions made during January as having been paid by the Fund and received by shareholders on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the year, and any foreign taxes "passed-through" to shareholders, will be sent to shareholders promptly after the end of each year.


Investors should carefully consider the tax implications of purchasing shares just prior to the record date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend and such dividend economically constitutes a return of capital to such investors.


A shareholder will recognize gain or loss upon the sale or redemption of shares of the Funds in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.


If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower rate under an applicable treaty). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.


Under the backup withholding rules of the Code, shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Funds. In order to avoid backup withholding, shareholders must provide the appropriate Fund with a correct taxpayer identification number (which for an individual is usually his Social Security number) or certify that the shareholder is a corporation or otherwise exempt from or not subject to backup withholding.


The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, shareholders should also review the more detailed discussion of federal income tax considerations relevant to the Funds that is contained in the Statement of Additional Information. In addition, shareholders should consult with their own tax adviser as to the tax consequences of investments in a Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

ABOUT THE FUNDS

Each Fund is a separate series of shares of the Guinness Flight Funds, which is registered under the 1940 Act as an open-end management investment company. Guinness Flight Funds was formed as a Maryland corporation on January 7, 1994 and converted to a Delaware business trust on April 28, 1997. Each Fund has its own investment objective and policies designed to meet specific investment goals, operates as an open-end management investment company and expects to be treated as a regulated investment company for federal income tax purposes. The Asia Blue Chip Fund, Asia Small Cap Fund, China & Hong Kong Fund, Mainland China Fund and Global Government Bond Fund are non-diversified. The investment objectives of the Asia Blue Chip Fund and Asia Small Cap Fund are fundamental.

Each Fund invests in securities of different issuers and industry classifications in an attempt to spread and reduce the risks inherent in all investing. Subject to any applicable cap on new investors, the Funds continuously offer new shares for sale to the public, and stand ready to redeem their outstanding shares for cash at their net asset value. Guinness Flight, the investment adviser for the Funds, continuously reviews and, from time to time, changes the portfolio holdings of the Funds in pursuit of each Fund's investment objective.

Shares of each Fund entitle the holders to one vote per share. The shares have no preemptive or conversion rights. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the By-laws, to call a meeting for any purpose. See "Description of the Funds - Voting Rights" in the Statement of Additional Information.

GENERAL INFORMATION


INVESTMENT ADVISER. Guinness Flight Investment Management Limited, 225 South Lake Avenue, Suite 777, Pasadena, California 91101, serves as Investment Adviser for the Funds.


ADMINISTRATOR.   Investment  Company  Administration   Corporation,   2020  East
Financial Way, Suite 100, Glendora, California 91741, serves as Administrator of the Funds.


CUSTODIAN. Investors Bank and Trust Company, 89 South Street, P.O. Box 1537, Boston, Massachusetts 02205, serves as the custodian of the Funds. Generally, the Custodian holds the securities, cash and other assets of the Funds.


TRANSFER AGENT. State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as Transfer Agent of the Funds. Generally the Transfer Agent provides recordkeeping services for the Funds and their shareholders.


LEGAL COUNSEL. Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 serves as counsel to the Guinness Flight Funds.


INDEPENDENT ACCOUNTANTS. Ernst & Young LLP, 515 South Flower Street, Los Angeles, CA 90071. Generally, the Independent Accountants will audit the financial statements and the financial highlights of the Funds, as well as provide reports to the Trustees.


DISTRIBUTOR. First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018, serves as Distributor for the Funds.


OTHER INFORMATION. This prospectus sets forth basic information that investors should know about the Funds prior to investing. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is available upon request and without charge, by writing or calling the Funds at 1-800-915-6565. This prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted from this prospectus, may be obtained from the Securities and Exchange Commission by paying the charges prescribed under its rules and regulations.

                                                                     Rule 497(c)
                                                       Registration No. 33-75340



                       STATEMENT OF ADDITIONAL INFORMATION

                        GUINNESS FLIGHT INVESTMENT FUNDS
                        225 South Lake Avenue, Suite 777
                           Pasadena, California 91101

                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                       GUINNESS FLIGHT MAINLAND CHINA FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

This Statement is not a prospectus but should be read in conjunction with the current prospectus dated April 28, 1998 (the "Prospectus"), pursuant to which the Guinness Flight China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Flight Asia Blue Chip Fund (the "Asia Blue Chip Fund"), Guinness Flight Asia Small Cap Fund (the "Asia Small Cap Fund"), Guinness Flight Mainland China Fund (the "Mainland China Fund") and Guinness Flight Global Government Bond Fund (the "Global Government Bond Fund") (collectively, the "Funds") are offered. Please retain this document for future reference.

For a free copy of the Prospectus, please call the Funds at 1-800-915-6565


GENERAL INFORMATION AND HISTORY..............................................  2

INVESTMENT OBJECTIVE AND POLICIES............................................  2

INVESTMENT STRATEGIES AND RISKS..............................................  5

OTHER RISK FACTORS AND SPECIAL CONSIDERATIONS................................ 14

INVESTMENT RESTRICTIONS AND POLICIES......................................... 15

PORTFOLIO TRANSACTIONS....................................................... 16

COMPUTATION OF NET ASSET VALUE............................................... 17

PERFORMANCE INFORMATION...................................................... 18

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................... 19

TAX MATTERS.................................................................. 19

MANAGEMENT OF THE FUNDS...................................................... 25

THE INVESTMENT ADVISER AND ADVISORY AGREEMENTS............................... 26

DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN................................. 29

DESCRIPTION OF THE FUNDS....................................................  29

SHAREHOLDER REPORTS.........................................................  30

FINANCIAL STATEMENTS........................................................  31


APPENDIX A.................................................................. A-1
                                                           Dated: April 29, 1998

                         GENERAL INFORMATION AND HISTORY

                As described in the Funds' Prospectus, Guinness Flight Investment Funds ("Guinness Flight Funds") is a Delaware business trust organized as an open-end, series, management investment company. Currently, Guinness Flight Funds offers five separate series portfolios: the China & Hong Kong Fund, the Asia Blue Chip Fund, the Asia Small Cap Fund, the Mainland China Fund and the Global Government Bond Fund, each of which has unique investment objectives and strategies.

                        INVESTMENT OBJECTIVE AND POLICIES

GENERAL INFORMATION ABOUT THE FUNDS.

                The China & Hong Kong Fund seeks to provide investors with long term capital growth by generally investing in equity securities, that should benefit from the growth in the Chinese economy, traded in the markets of China and Hong Kong. The Asia Blue Chip Fund's investment objective is long-term capital appreciation through investments in equity securities of well established and sizable companies located in the Asian continent. The Asia Small Cap Fund's investment objective is long-term capital appreciation through investments in equity securities of smaller capitalization issuers located in the Asian continent. The Mainland China Fund's investment objective is long-term capital appreciation through investments in equity securities of companies which are located in Mainland China and in companies located outside Mainland China which have a significant part of their interests in China. The Global Government Bond Fund intends to provide investors with both current income and capital appreciation from a debt portfolio of government securities issued throughout the world. The objective of each Fund is a fundamental policy and may not be changed except by a majority vote of shareholders.

                The Funds do not intend to employ leveraging techniques. Accordingly, each Fund will not purchase new securities if amounts borrowed exceed 5% of its total assets at the time the loan is made.

                When the Funds determine that adverse market conditions exist, the Funds may adopt a temporary defensive posture and invest their entire portfolio in Money Market Instruments. In addition, the Funds may invest in Money Market Instruments in anticipation of investing cash positions. "Money Market Instruments" are short-term (less than twelve months to maturity) investments in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by Guinness Flight Funds' Board of Trustees; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. While the Funds do not intend to limit the amount of their assets invested in Money Market Instruments, except to the extent believed necessary to achieve their investment objective, the Funds do not expect under normal market conditions to have a substantial portion of their assets invested in Money Market Instruments. To the extent the Funds are invested in Money Market Instruments for defensive purposes or in anticipation of investing cash positions, the Funds' investment objective may not be achieved.

                The following information concerning the Funds augments the disclosure provided in the prospectus under the heading "Investment Objectives, Programs and Limitations":

THE CHINA & HONG KONG FUND, ASIA BLUE CHIP FUND, ASIA SMALL CAP FUND AND MAINLAND CHINA FUND (THE "EQUITY FUNDS").


                Guinness Flight does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless it has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or Guinness Flight has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by an Equity Fund.

                An  Equity  Fund  may  invest   indirectly  in  issuers  through
sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), Global
Depository Shares ("GDSs") and other types of Depository Receipts (which, together with ADRs, EDRs, GDRs, and GDSs, are hereinafter referred to as "Depository Receipts"). Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts. ADRs are Depository Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the United States securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Equity Funds' investment policies, investments in ADRs, GDRs and other types of Depository Receipts will be deemed to be investments in the underlying securities. Depository Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk. Certain Depository Receipts may not be listed on an exchange and therefore may be illiquid securities.

                Securities in which an Equity Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Equity Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which may be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Equity Fund may be required to bear the expenses of registration. To the extent that such securities are illiquid by virtue of the absence of a readily available market, or legal or contractual restrictions on resale, they will be subject to such Equity Fund's investment restriction on illiquid securities, discussed below.

                An Equity Fund, together with any of its "affiliated persons," as defined in the Investment Company Act of 1940 (the "1940 Act"), may only purchase up to 3% of the total outstanding securities of any underlying investment company. Accordingly, when the Equity Fund or such "affiliated persons" hold shares of any of the underlying investment companies, such Fund's ability to invest fully in shares of those investment companies is restricted, and Guinness Flight must then, in some instances, select alternative investments that would not have been its first preference.

                There can be no assurance that appropriate investment companies will be available for investment. The Equity Funds do not intend to invest in such investment companies unless, in the judgment of Guinness Flight, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

GLOBAL GOVERNMENT BOND FUND

                Global   Government   Bond  Fund  assets   invested  in  foreign
government securities will be invested in debt obligations and other fixed income securities, in each case denominated in U.S. currencies, non-U.S. currencies or composite currencies including:

               (1) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities;

               (2)  debt  obligations  of  supranational   entities   (described
                    below); and

               (3) debt obligations of the United States Government issued in non-dollar securities.

                In making international fixed income securities investments, Guinness Flight may consider, among other things, the relative growth and inflation rates of different countries. Guinness Flight may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. Guinness Flight may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

                The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

                Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

                The Global Government Bond Fund may invest in United States Government Securities and in options, futures contracts and repurchase transactions with respect to such securities. The term "United States Government Securities" refers to debt securities denominated in United States dollars, issued or guaranteed by the United States Government, by various of its agencies, or by various instrumentalities established or sponsored by the United States Government. Certain of these obligations, including: (1) United States Treasury bills, notes, and bonds; (2) mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA"); and (3) Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other United States Government Securities issued or guaranteed by Federal agencies or government sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the United States Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association Bonds.

                When purchasing United States Government Securities, Guinness Flight may take full advantage of the entire range of maturities of such securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending upon its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. To the extent that the Global Government Bond Fund invests in the mortgage market, Guinness Flight usually will evaluate, among other things, relevant economic data, environmental and security specific variables such as housing starts, coupon and age trends. To determine relative value among markets, Guinness Flight may use tools such as yield/duration curves, break-even prepayment rate analysis and holding-period-return scenario testing.

                The Global Government Bond Fund may seek to increase its current income by writing covered call options with respect to some or all of the United States Government Securities held in its portfolio. In addition, the Global Government Bond Fund may at times, through the purchase of options on United States Government Securities, and the purchase and sale of futures contracts and related options with respect to United States Government Securities, seek to reduce fluctuations in net asset value by hedging against a decline in the value of the United States Government Securities owned by the Global Government Bond Fund or an increase in the price of such securities which the Global Government Bond Fund plans to purchase, although it is not the general practice to do so. Significant option writing opportunities generally exist only with respect to longer term United States Government Securities. Options on United States Government Securities and futures and related options are not considered United States Government Securities; accordingly, they have a different set of risks and features.

                         INVESTMENT STRATEGIES AND RISKS

OPTIONS AND FUTURES STRATEGIES

                Through the writing of call options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, Guinness Flight may at times seek to hedge against a decline in the value of securities included in a Fund's portfolio or an increase in the price of securities which it plans to purchase for a Fund or to reduce risk or volatility while seeking to enhance investment performance. Expenses and losses incurred as a result of such hedging strategies will reduce a Fund's current return.

                The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Although the Funds will not enter into an option or futures position unless a liquid secondary market for such option or futures contract is believed by Guinness Flight to exist, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                Low initial margin deposits made upon the opening of a futures position and the writing of an option involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent a Fund purchases or sells futures contracts and options on futures contracts and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although the Funds will only engage in options and futures transactions for limited purposes, such transactions involve certain risks. The Funds will not engage in options and futures transactions for leveraging purposes.

                Upon purchasing futures contracts of the type described above, the Funds will maintain in a segregated account with their Custodian cash or liquid high grade debt obligations with a value, marked-to- market daily, at least equal to the dollar amount of the Funds' purchase obligation, reduced by any amount maintained as margin. Similarly, upon writing a call option, the Funds will maintain in a segregated account with their Custodian, liquid or high grade debt instruments with a value, marked-to-market daily, at least equal to the market value of the underlying contract (but not less than the strike price of the call option) reduced by any amounts maintained as margin.

WRITING COVERED CALL OPTIONS ON SECURITIES

                A Fund may write covered call options on optionable securities (stocks, bonds, foreign exchange related futures, options and options on futures) of the types in which it is permitted to invest in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. As the writer of the call option, the Fund is obligated to own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges).

                 A Fund will receive a premium from writing a call option, which increases the writer's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

                A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

                Options written by the Funds will normally have expiration dates not more than one year from the date written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current market price of the underlying securities at the times the options are written. A Fund may engage in buy-and-write transactions in which the Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as buy-and-write. Buy-and-write transactions using in-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, a Fund's maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or advance moderately during the option period. In such a transaction, a Fund's gain will be limited to the premiums received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the amount of such decline will be offset wholly or in part by the premium received and a Fund may or may not realize a loss.

                To the extent that a secondary market is available on the Exchanges, the covered call option writer may liquidate his position prior to the assignment of an exercise notice by entering a closing purchase transaction for an option of the same series as the option previously written. The cost of such a closing purchase, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will have incurred a loss in the transaction.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES

                A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Funds will reduce any profit they might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

                A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Funds will reduce any profit they might have realized had they bought the underlying security at the time they purchased the call option by the premium paid for the call option and by transaction costs.

PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES

                The Equity Funds may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

                Options on stock  indices  are  similar  to options on  specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than on price movements in particular stocks. Currently, index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices.

                A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For example, the China & Hong Kong Fund may invest in Hang-Seng Index Futures. No physical delivery of securities is made.

                If Guinness Flight expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities they want ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Equity Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, Guinness Flight expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in the Equity Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

PURCHASE AND SALE OF INTEREST RATE FUTURES

                A Fund may purchase and sell U.S. dollar interest rate futures contracts on U.S. Treasury bills, notes and bonds and non-U.S. dollar interest rate futures contracts on foreign bonds for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

                A Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. The Funds do not consider purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, the Funds will purchase securities upon termination of the futures contract.

                A Fund may sell U.S. dollar and non-U.S. dollar interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by the Funds will fall, thus reducing the net asset value of the holder. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to the Funds in the form of dealer spreads and brokerage commissions.

                The sale of U.S. dollar and non-U.S. dollar interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Funds will incur commission expenses in entering and closing out futures positions (which is done by taking an opposite position from the one originally entered into, which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS

                A Fund may write call options and purchase  call and put options on stock index and interest rate futures contracts. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS

                In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell foreign currencies or may deal in forward currency contracts. A Fund may also invest in currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by the Funds will be covered.

                A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire.

                The Funds will write (sell) only covered call options on currency futures. This means that the Funds will provide for their obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. The Funds will, so long as they are obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Funds in cash, cash equivalents or other liquid securities in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, cash equivalents or other liquid securities equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

                If other methods of providing appropriate cover are developed, the Funds reserve the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

                In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, the Funds will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities generally equal to from 5% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

OPTIONS ON FOREIGN CURRENCIES

                A Fund may write call options and purchase call and put options on foreign currencies to enhance investment performance and for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized as described above. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

                Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

                Also, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

                The Funds intend to write only covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian, which acts as the Fund's custodian, or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price or the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its custodian or with a designated sub-custodian.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from variations in foreign exchange rates. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where it believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the sector are denominated ("cross-hedge"). If a Fund enters into a position hedging transaction, cash not available for investment or U.S. Government Securities or other high quality debt securities will be placed in a segregated account in an amount sufficient to cover the Fund's net liability under such hedging transactions. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to its position hedging transactions. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices would result in lower overall performance for a Fund than if it had not entered into such contracts.

                Generally, the Funds will not enter into a forward foreign currency exchange contract with a term of greater than one year. At the maturity of the contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of foreign currency.

                It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

                If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

                The Funds' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Guinness Flight. It also should be realized that this method of protecting the value of a Fund's portfolio securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

ADDITIONAL RISKS OF FUTURES CONTRACTS AND RELATED OPTIONS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

                The market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

                In addition, futures contracts in which a Fund may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day. Such regulations are referred to as "daily price fluctuation limits" or "daily limits." During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit. Daily limits, or regulatory intervention in the commodity markets, could prevent a Fund from promptly liquidating unfavorable positions and adversely affect operations and profitability.

                Options on foreign currencies and forward foreign currency exchange contracts ("forward contracts") are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") and are not regulated by the SEC. Rather, forward currency contracts are traded through financial institutions acting as market-makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

                Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

                The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

                In addition, futures contracts and related options and forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

REGULATORY MATTERS

                In connection with its proposed futures and options transactions, each Fund will file with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act.

                The Staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

                    (i) sells futures contracts on an index of securities that correlate with its portfolio securities to offset expected declines in the value of its portfolio securities;

                    (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of portfolio securities which correlate with the underlying stock index, or otherwise;

                    (iii)purchases  futures  contracts,  provided the investment company establishes a segregated account ("cash segregated account") consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

                    (iv) writes put options on futures contracts,  stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

                  In addition, the Funds are eligible for, and are claiming, exclusion from the definition of the term Commodity Pool Operator in connection with the operations of the Funds, in accordance with subparagraph (1) of paragraph (a) of CFTC Rule 4.5, because each Fund represents that it will operate in a manner such that:

               (i) each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Commission Rule 1.3(z)(1); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), each Fund will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed five (5) percent of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in Commission Rule 190.01(x) may be excluded in computing such five (5) percent;

               (ii) each Fund will not be, and has not been, marketing participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

               (iii) each Fund will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Fund intends to engage; and

               (iv) each Fund will submit to such special calls as the Commission may make to require the Fund to demonstrate compliance with the provisions of Commission Rule 4.5(c).

                  The Funds will conduct their purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

REPURCHASE AGREEMENTS

                  A Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. A Fund's risk is limited to the ability of the seller to pay the agreed-upon sum upon the delivery date. When a Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the 1940 Act, collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, Guinness Flight will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

ILLIQUID AND RESTRICTED SECURITIES

                  The Funds have adopted the following investment policy, which may be changed by the vote of the Board of Trustees. The Funds will not invest in illiquid securities if immediately after such investment more than 15% of a Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) participation interests in loans that are not subject to puts, (c) covered call options on portfolio securities written by a Fund over-the-counter and the cover for such options and (d) repurchase agreements not terminable within seven days.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. Guinness Flight anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

                  Guinness Flight will monitor the liquidity of restricted securities in the Funds' portfolios under the supervision of the Funds' Board of Trustees. In reaching liquidity decision, Guinness Flight will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  OTHER RISK FACTORS AND SPECIAL CONSIDERATIONS

                  Investors should recognize that investing in securities of companies in emerging countries, involves certain special considerations and risk factors which are not typically associated with investing in securities of U.S. companies. The following disclosure augments the information provided in the prospectus under the heading "Other Risk Considerations."

ADDITIONAL FOREIGN CURRENCY CONSIDERATIONS


                  The Funds' assets will be invested principally in securities of entities in foreign markets and substantially all of the income received by the Funds will be in foreign currencies. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on a Fund's performance.

                  Changes in foreign currency exchange rates also will affect the value of securities in the Funds' portfolios and the unrealized appreciation or depreciation of investments. Further, a Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

                  A Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. There can be no guarantee that instruments suitable for hedging currency or market shifts will be available at the time when a Fund wishes to use them. Moreover, investors should be aware that in most emerging countries, such as China, the markets for certain of these hedging instruments are not highly developed and that in many emerging countries no such markets currently exist.

                      INVESTMENT RESTRICTIONS AND POLICIES

                  Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of a Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The following are the Funds' investment restrictions set forth in their entirety. Investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.

INVESTMENT RESTRICTIONS

                  Each Fund may not:

                  1. Issue senior securities, except that a Fund may borrow up to 33 1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions. A Fund may pledge its assets to secure such borrowings.

                  2. Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. Government Securities.

                  3. Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

                  4. Make loans, except through repurchase agreements to the extent permitted under applicable law.

                  5. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

INVESTMENT POLICIES


                  Each Fund may not:

                  1. Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

                  2. Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

                  3. Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

                  Percentage restrictions apply at the time of acquisition and any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

                             PORTFOLIO TRANSACTIONS

                  All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by Guinness Flight subject to the supervision of the Guinness Flight Funds and the Board of Trustees and pursuant to authority contained in the Management Agreement between the Funds and Guinness Flight. In selecting such brokers or dealers, Guinness Flight will consider various relevant factors, including, but not limited to the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commissions.

                  In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to a Fund or to Guinness Flight for the Fund's use, which in the opinion of the Board of Trustees, are reasonable and necessary to the Fund's normal operations. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to a Fund or to Guinness Flight. Such allocation shall be in such amounts as Guinness Flight Funds shall determine and Guinness Flight shall report regularly to Guinness Flight Funds who will in turn report to the Board of Trustees on the allocation of brokerage for such services.

                  The receipt of research from broker-dealers may be useful to Guinness Flight in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of Guinness Flight's other clients may be useful to Guinness Flight in carrying out its obligations to the Funds. The receipt of such research may not reduce Guinness Flight's normal independent research activities.

                  Guinness Flight is authorized, subject to best price and execution, to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds and is authorized to use the Distributor on an agency basis, to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges and Foreign Exchanges where relevant, or which are traded in the Over-the-Counter market.

                  Brokers or dealers who execute portfolio transactions on behalf of a Fund may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions; provided, Guinness Flight Funds determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or Guinness Fund's overall responsibilities to a Fund.

                  It may happen that the same security will be held by other clients of Guinness Flight. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Flight to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.

In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.


                   Brokerage commissions paid by the Funds were as follows:

      Year Ended                 Asia Blue                Asia Small               China & Hong                Mainland
     December 31,                Chip Fund                 Cap Fund                  Kong Fund                China Fund
     ------------                ---------                 --------                  ---------                ----------

         1997                     $37,794                 $1,271,036                 $714,450                  $18,313(1)

         1996                     $23,303(2)                $204,067(2)              $736,492                     --

         1995                       --                        --                     $258,319                     --



The increase in Asia Small Cap Fund's brokerage commissions in 1997 is primarily due to volatile Asian equity markets in 1997.


                         COMPUTATION OF NET ASSET VALUE


                  The net asset value of the Funds is determined at 4: 00 p.m. New York time, on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in a Fund's securities to affect materially the net asset value per share of the Fund. The Funds will be closed on New Years Day, Presidents' Day, Martin Luther King, Jr.'s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                  The Funds will invest in foreign securities, and as a result, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees. Portfolio securities of a Fund which are traded both on an exchange and in the over-the-counter market, will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation. (For securities traded on the New York Stock Exchange, the valuation will be the last reported sales price as of the close of the Exchange's regular trading session, currently 4:00 p.m. New York time.) If there is no such reported sale or the valuation is based on the Over-the-Counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board of Trustees. As of the date of this Statement of Additional Information, such securities will be valued by the latter method. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees of the Funds.


                  Money market instruments with less than sixty days remaining to maturity when acquired by the Funds will be valued on an amortized cost basis by the Funds, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to

--------------------
1    For the period 11/3/97 (commencement of operations) to 12/31/97.
2    For the period 4/29/96 (commencement of operations) to 12/31/96.

maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board of Trustees determines during such 60-day period that this amortized cost value does not represent fair market value.

                  All liabilities incurred or accrued are deducted from a Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


                             PERFORMANCE INFORMATION

                  For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the Fund. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:

                           P(1 + T)^n = ERV

                  Where P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years (1, 5 or 10)
                           ERV = ending  redeemable value of a hypothetical
                               $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

                In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

                A Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.

                In addition to the total return quotations discussed above, a Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                 a-b
                                  YIELD =   2[( ----- +1)^6-1]
                                                  cd

     Where:         a =  dividends and interest earned during the period.

                    b =  expenses    accrued    for   the    period    (net   of
                         reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

                Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

                Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  The annual compounded rate of total return for the one year period ended December 31, 1997 and the average annual compounded rate of total return from June 30, 1994 (inception) to December 31, 1997 for the China & Hong Kong Fund was -20.34% and 5.07%, respectively, and for the Global Government Bond Fund was 2.87% and 5.88%, respectively. The annual compounded rate of total return for the one-year period ended December 31, 1997 and the average annual compounded rate of total return from April 29, 1996 (inception) to December 31, 1997 for the Asia Blue Chip Fund was -37.68% and -22.90%, respectively, and for the Asia Small Cap Fund was -30.77 and - 13.60%, respectively. The total return for the period from November 3, 1997 (inception) to December 31, 1997 for the Mainland China Fund was -5.50%. For the 30 day period ended December 31, 1997, the Global Government Bond Fund's yield was 4.90%.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                The Funds have elected to be governed by Rule 18f-1 of the 1940 Act, under which a Fund is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the Fund or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, a Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities. Such securities would be selected solely by the Fund and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                   TAX MATTERS

                The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

                Each Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

                In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

                In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss.

                In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (as applicable, depending on the type of the Fund) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep- in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

                Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

                 Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

                Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

                 A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, for tax years beginning after December 31, 1997, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

                Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year , plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

                 Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

                In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

                If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

                A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

                Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally should not qualify for the 70% dividends-received deduction for corporate shareholders.

                A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares.

                Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

                Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount.

                Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, a Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

                Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

                Distributions by a Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

                Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

                Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number , (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income , or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

                A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long- term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and
(4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

                Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

                If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

                If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

                In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or subject to withholding tax at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

                The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

                The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect .

                Rules of state and local taxation of ordinary income and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                             MANAGEMENT OF THE FUNDS

                The Board of Trustees and executive officers of the Funds and their principal occupations for the past five years are listed below. The address of each Trustee is 225 South Lake Avenue, Suite 777, Pasadena, California, 91101.

James I. Fordwood*    -   Trustee.   Mr.  Fordwood  is  President  of  Balmacara
                          Production Inc., an investment holding and management services company that he founded in 1987. Currently, Balmacara generally is responsible for the general accounts and banking functions for United States companies specializing in oil and gas operations.

Dr. Gunter Dufey*     -   Trustee. Dr. Dufey has been a member of the faculty of
                          the Graduate School of Business  Administration at the
                          University  of  Michigan   since  1969.  His  academic
                          interests  center on  International  Money and Capital
                          Markets   as   well   as  on   Financial   Policy   of
                          Multinational Corporations. Outside of academia, he has been a member of the Board of Directors of GMAC
                          Auto Receivables Corporation since 1992.

Dr. Bret A. Herscher* -   Trustee.   Dr.   Herscher  is   President  of  Pacific
                          Consultants, a technical and technology management consulting company serving the Electronic industry and venture capital community, which he co-founded in 1988. Additionally, Dr. Herscher has been a Director of Strawberry Tree Incorporated, a manufacturer of computer based Data Acquisition and Control products for factory and laboratory use, since 1989.

J. Brooks Reece, Jr.* -   Trustee. Mr. Reece has been a Vice-President of Adcole
                          Corporation, a manufacturer of precision measuring machines and sun angle sensors for space satellites, since 1993. Prior to becoming a Vice-President, he was the Manager of sales and marketing. In addition, Mr.
                          Reece is the Vice-President and Director of Adcole Far
                          East, Ltd., a subsidiary that manages Adcole sales and service throughout Asia. He has held this position since 1986.

Robert H. Wadsworth   -   President/Assistant  Treasurer.  4455  East  Camelback
                          Road, Suite 261E, Phoenix,  Arizona 85018.  President,
                          Robert H. Wadsworth and Associates, Inc. (consultants) and Investment Company Administration Corporation.
                          President and Treasurer, First Fund Distributors, Inc.

---------------
*   Not an "interested person," as that term is defined by the 1940 Act.

Eric M. Banhazl       -   Treasurer.   2020  East   Financial  Way,  Suite  100,
                          Glendora,  California  91741.  Senior Vice  President,
                          Robert H. Wadsworth & Associates,  Inc.  (consultants)
                          and  Investment  Company  Administration   Corporation
                          since March 1990; Formerly Vice President,  Huntington
                          Advisors, Inc. (investment advisor).


Steven J. Paggioli    -   Secretary.  479 West 22nd Street,  New York,  New York
                          10011. Executive Vice President, Robert H. Wadsworth &
                          Associates,  Inc.  (consultant) and Investment Company
                          Administration   Corporation.   Vice   President   and
                          Secretary, First Fund Distributors, Inc.

Rita Dam              -   Assistant  Treasurer.  2020 East  Financial Way, Suite
                          100,  Glendora,   California  91741.  Vice  President,
                          Investment  Company  Administration  Corporation since
                          1994. Member of the Financial  Services Audit Group at
                          Coopers & Lybrand, LLP from 1989-1994.

Robin Berger          -   Assistant  Secretary.  479 West 22nd Street, New York,
                          New York, 10011.  Vice President,  Robert H. Wadsworth
                          and  Associates,   Inc.  since  June  1993;   Formerly
                          Regulatory  and  compliance   Coordinator,   Equitable
                          Capital Management,  Inc. (1991-93), and Legal Product
                          Manager, Mitchell Hutchins Asset Management (1988-91).

                The table below illustrates the compensation paid to each Trustee for the Guinness Flight Funds' most recently completed fiscal year:


                                                                                                        Total  Compen-
                            Aggregate               Pension or                                          sation from
                            Compensation            Retirement Benefits       Estimated Annual          Guinness Flight
Name of Person,             from Guinness           Accrued as Part of        Benefits Upon             Funds Paid to
Position                    Flight Funds            Fund Expenses             Retirement                Trustees
--------                    ------------            -------------             ----------                --------

Dr. Gunter Dufey               $7,500                 $0                        $0                       $7,500

James I. Fordwood              $7,500                 $0                        $0                       $7,500

Dr. Bret Herscher              $7,500                 $0                        $0                       $7,500

J. Brooks Reece, Jr.           $8,500                 $0                        $0                       $8,500




                Effective January 1, 1998, each Trustee who is not an "interested person" of the Funds receives an annual fee of $10,000 (with the exception of the Chairman, who receives $11,000) allocated equally among all the Funds, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board of Trustees and their Committees. As of the date of this Statement of Additional Information, to the best of the knowledge of the Guinness Flight Funds the Board of Trustees and officers of the Funds, as a group, owned of record less than 1% of the Funds' outstanding shares.

                 THE INVESTMENT ADVISER AND ADVISORY AGREEMENTS

                Guinness Flight furnishes investment advisory services to the Funds. Under the Investment Advisory Agreement (the "Agreement"), Guinness Flight directs the investments of the Funds in accordance with the investment objectives, policies, and limitations provided in the Funds' Prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as the Funds may impose by notice in writing to Guinness Flight. Guinness Flight also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds; pays the salaries and fees of all officers of Guinness Flight Funds other than those whose salaries and fees are paid by Guinness Flight Funds' administrator or distributor;

and pays the salaries and fees of all Trustees of Guinness Flight Funds who are "interested persons" of Guinness Flight Funds or of Guinness Flight and of all personnel of Guinness Flight Funds or of Guinness Flight performing services relating to research, statistical and investment activities. Guinness Flight is authorized, in its discretion and without prior consultation with the Funds, to buy, sell, lend and otherwise trade, consistent with the Fund's then current investment objective, policies and restrictions in any bonds and other securities and investment instruments on behalf of the Funds. The investment policies and all other actions of the Funds are at all times subject to the control and direction of Guinness Flight Funds' Board of Trustees.

                Guinness Flight performs (or arranges for the performance of) the following management and administrative services necessary for the operation of Guinness Flight Funds: (i) with respect to the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable;
(ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as an investment vehicle; and (iii) providing administrative services other than those provided by Guinness Flight Funds' administrator.

                Guinness Flight also furnishes such reports, evaluations, information or analyses to Guinness Flight Funds as Guinness Flight Funds' Board of Trustees may request from time to time or as Guinness Flight may deem to be desirable. Guinness Flight makes recommendations to Guinness Flight Funds' Board of Trustees with respect to Guinness Flight Funds' policies, and carries out such policies as are adopted by the Trustees. Guinness Flight, subject to review by the Board of Trustees, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Agreements.

                All other costs and expenses not expressly assumed by the Adviser under the Agreements or by the Administrator under the administration agreement between it and the Funds on behalf of the Funds shall be paid by the Funds from the assets of the Funds, including, but not limited to fees paid to the Adviser and the Administrator, interest and taxes, brokerage commissions, insurance premiums, compensation and expenses of the Trustees other than those affiliated with the adviser or the administrator, legal, accounting and audit expenses, fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent of the Funds, expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Funds, including issuance on the payment of, or reinvestment of, dividends, fees and expenses incident to the registration under Federal or state securities laws of the Funds or their shares, expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Funds, all other expenses incidental to holding meetings of the Funds' shareholders, expenses connected with the execution, recording and settlement of portfolio securities transactions, fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating net asset value of the shares of the Funds, industry membership fees allocable to the Funds, and such extraordinary expenses as may arise, including litigation affecting the Funds and the legal obligations which the Funds may have to indemnify the officers and Trustees with respect thereto.

                Expenses which are attributable to the Funds are charged against the income of the Funds in determining net income for dividend purposes. Guinness Flight, from time to time, may voluntarily waive all or a portion of its fees payable under the Agreement.

                  The Agreement was approved by the Board of Trustees on March 9, 1997 and by the shareholders of the Funds on April 25, 1997 at a shareholder meeting called for that purpose. The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board of Trustees and the affirmative vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Trustees or Guinness Flight may terminate the Agreement on 60 days' written notice without penalty. The Agreement terminates automatically in the event of its "assignment", as defined in the 1940 Act.

                As compensation for all services rendered under the Agreement, Guinness Flight will receive an annual fee, payable monthly, of 1.00% of the Asia Blue Chip Fund's, Asia Small Cap Fund's, China & Hong Kong Fund's and Mainland China Fund's average daily net assets and .75% of the Global Government Bond Fund's average daily net assets.

Advisory fees and expense reimbursements/(recoupments) were as follows:

                                                                Gross                    Expenses
                                                              Advisory                (Reimbursed)/
                                                                 Fee                     Recouped
                                                    -------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31, 1997:
Asia Blue Chip Fund                                                $53,636                ($130,732)
Asia Small Cap Fund                                              1,692,574                    71,583
China & Hong Kong Fund                                           2,958,500                         0
Mainland China Fund(1)                                              15,705                  (11,487)
Global Government Bond Fund                                         58,063                 (185,733)

FISCAL YEAR ENDED DECEMBER 31, 1996:
Asia Blue Chip Fund(2)                                             $12,860                 ($92,856)
Asia Small Cap Fund(2)                                              62,680                  (71,583)
China & Hong Kong Fund                                           1,772,174                   315,433
Global Government Bond Fund                                         19,110                 (176,407)

FISCAL YEAR ENDED DECEMBER 31, 1995:
China & Hong Kong Fund                                            $197,173                ($204,298)
Global Government Bond Fund                                          7,425                 (197,114)



(1) For the period 11/3/97 (commencement of operations) to 12/31/97.

(2) For the period 4/29/96 (commencement of operations) to 12/31/96.


                                THE ADMINISTRATOR

Investment Company Administrator Corporation (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. For its services, the Administrator receives a monthly fee equal to, on an annual basis, 0.25% of the Funds' average daily net assets, subject to a $40,000 annual minimum for the China Fund and $80,000 allocated based on average daily net assets of the Asia Blue Chip Fund, Asia Small Cap Fund, Mainland China Fund and Global Government Bond Fund.

Administration fees paid by the Funds were as follows:


                                                                                                      Global
     Year Ended          Asia Blue         Asia Small        China & Hong         Mainland          Government
    December 31          Chip Fund          Cap Fund           Kong Fund         China Fund          Bond Fund
    -----------          ---------          --------           ---------         ----------          ---------

           1997             $13,425           $424,336           $739,625             $3,926(1)         $19,733
           1996              13,424(2)          13,424(2)         443,043                 --             27,122
           1995                  --                 --             49,293                 --             40,000

                  DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN

                Guinness Flight Funds has entered into separate Administration and Distribution Agreements with respect to the Funds with Investment Company Administration Corporation ("Administrator") and First Fund Distributors, Inc. ("Distributor"), respectively. Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds' shares and pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Funds for sale to the public. It is understood that the Administrator may reimburse the Distributor for these expenses from any source available to it, including the administration fee paid to the Administrator by the Funds.

                The Funds will not make separate payments as a result of the Distribution Plan to Guinness Flight, the Administrator, Distributor or any other party, it being recognized that the Funds presently pay, and will continue to pay, an investment advisory fee to Guinness Flight and an administration fee to the Administrator. To the extent that any payments made by the Funds to Guinness Flight or the Administrator, including payment of fees under the Investment Advisory Agreement or the Administration Agreement, respectively, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

                The Plan and related agreements were approved by the Board of Trustees including all of the "Qualified Trustees" (Trustees who are not "interested" persons of the Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Plan or any related agreement). In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board of Trustees (including the Qualified Trustees) considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Plan may not be amended to increase materially the amount to be spent by the Funds under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Trustees and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote. During the continuance of the Plan, Guinness Flight will report in writing to the Board of Trustees quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Plan. Further, during the term of the Plan, the selection and nomination of those Trustees who are not "interested" persons of the Funds must be committed to the discretion of the Qualified Trustees. The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Funds' outstanding voting shares or by the Funds' Trustees and
(b) by the vote of a majority of the Qualified Trustees.


                            DESCRIPTION OF THE FUNDS

                Shareholder and Trustees Liability. The Funds are each a series of Guinness Flight Funds, a Delaware business trust.

                The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to Guinness Flight Funds or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of Guinness Flight Funds; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to Guinness Flight Funds or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of Guinness Flight Funds. Guinness Flight Funds may advance money for expenses, provided that the Trustee undertakes to repay Guinness Flight Funds if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) Guinness

Flight Funds is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Guinness Flight Funds' independent non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

                Voting Rights. Shares of each Fund entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The dividend rights and the right of redemption are described in the Prospectus. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

                               SHAREHOLDER REPORTS

                Shareholders will receive reports semi-annually showing the investments of the Funds and other information. In addition, shareholders will receive annual financial statements audited by the Funds' independent accountants.

Principal Holders. As of March 31, 1998, principal holders owning 5% or more of the outstanding shares of the Fund as of record date are set forth below:

==============================================================================================
                                       Shareholder                           % held as of
Fund                                   Name & Address                        March 31, 1998
----------------------------------------------------------------------------------------------
China & Hong Kong Fund                 Charles Schwab & Co. Inc.
                                       Special Custody Account
                                       The Exclusive Benefit of Customers
                                       101 Montgomery St.
                                       San Francisco, CA  94104-4122         27.83%
----------------------------------------------------------------------------------------------
                                       Capital Ventures International
                                       c/o Susquehanna Advisors Group
                                       401 City Avenue, Suite 220
                                       Bala Cynwyd, PA  19004-1117           7.98%
----------------------------------------------------------------------------------------------
Asia Blue Chip Fund                    Charles Schwab & Co. Inc.
                                       Special Custody Account
                                       The Exclusive Benefit of Customers
                                       101 Montgomery St.
                                       San Francisco, CA  94104-4122         23.33%
----------------------------------------------------------------------------------------------
                                       Menlo F Smith Ttee
                                       Menlo F Smith Trust
                                       UA DTD 04/08/1988
                                       510 Maryville Collage Dr. Suite 210
                                       St. Louis, MO 63141-5801              12.55%
----------------------------------------------------------------------------------------------
Asia Small Cap Fund                    Charles Schwab & Co. Inc.
                                       Special Custody Account
                                       The Exclusive Benefit of Customers
                                       101 Montgomery St.
                                       San Francisco, CA  94104-4122         35.51%
----------------------------------------------------------------------------------------------
Mainland China Fund                    Charles Schwab & Co. Inc.
                                       Special Custody Account
                                       The Exclusive Benefit of Customers
                                       101 Montgomery St.
                                       San Francisco, CA  94104-4122         20.92%


                                      -30-


----------------------------------------------------------------------------------------------
Global Government Bond Fund            Pigeon & Co.
                                       c/o Frost National Bank
                                       P.O. Box 2479
                                       San Antonio, TX  78298-2479           39.97%
----------------------------------------------------------------------------------------------
                                       Bank of America Customer
                                       FBO Oregon Graduate Institute
                                       P.O. Box 513577
                                       Los Angeles, CA  90051-1577           27.59%
----------------------------------------------------------------------------------------------
                                       Charles Schwab & Co. Inc.
                                       Special Custody Account
                                       The Exclusive Benefit of Customers
                                       101 Montgomery St.
                                       San Francisco, CA  94104-4122         13.77%
==============================================================================================

                              FINANCIAL STATEMENTS

         The audited statement of assets and liabilities and report thereon for the Funds for the year ended December 31, 1997 are incorporated by reference. The opinion of Ernst & Young LLP, independent accountants, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of Ernst & Young LLP and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the Statement of Additional Information.

                                   APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
BOND RATINGS:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

                *AAA:  Bonds  which  are  rated  Aaa are  judged  to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                *AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                *A: Bond which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                *BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

                Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

                Issuers rated PRIME-1 or P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

                    -    Leading    market    positions   in    well-established
                         industries.

                    -    High rates of return on funds employed.

                    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                Issuers   rated   PRIME-2   or  P-2   (or   related   supporting
institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S
BOND RATINGS:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

                *AAA: Debt rated AAA have the highest rating assigned by S&P to a debt obligation. capacity to pay interest and repay principal is extremely strong.

                *AA: Debt rated AA have a very strong capacity to pay interest; and repay principal and differ from the higher rated issues only in small degree.

                *A: Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                *BBB: Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                NR: Bonds may lack a S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS:

                S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

                A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

                A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".


                                       A-2